Putnam
Equity
Income
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-03

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[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Looking back on an eventful year, we consider it important to take note of the increasingly positive trends that have become apparent in the U.S. economy and financial markets. The stimulus provided by fiscal and monetary policies has drawn the economy out of the slump of early 2003 and rising profits prompted a broad rally for stocks. The bond market steadied while offering pockets of opportunity. We see indications that these trends can continue into 2004 and know that Putnam management teams will seek to position the funds to benefit from them.

We are pleased to report strong performance for Putnam Equity Income Fund for the fiscal year ended November 30, 2003. Because of its relatively conservative focus, however, your fund underperformed its benchmark index and its Lipper category average, which are both more broadly based. You will find details on the facing page.

We believe that the fund's emphasis on the stocks of high-quality dividend-paying companies is consistent with the fund's primary objective of pursuing current income. In the following report, your fund's management teams discuss the strategies they pursued during fiscal 2003, in a far more welcoming market environment than we have seen in some time. They also discuss the fund's prospects in fiscal 2004.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 21, 2004


Report from Fund Management

Fund highlights

 * Putnam Equity Income Fund's class A shares posted a return of 14.64% at net asset value (NAV) for the annual period ended November 30, 2003. The return at public offering price (POP) was 8.06%.

 * The fund underperformed its benchmark, the Russell 1000 Value Index, which returned 17.16%. Underperformance was due, in part, to the fund's greater allocation to high-quality, low-volatility holdings, which the market did not favor during the period.

 * At NAV, the fund's return was slightly below the average for its Lipper category, Equity Income Funds, which was 14.85%.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Your fund achieved a solid absolute return for the annual period ended November 30, 2003, under market conditions that were much improved from the previous year. Stocks in general had impressive gains as investors plowed their money into equities. However, an underlying theme during the past year was that investors, who had avoided risk and volatility for two years, suddenly exhibited a strong appetite for both. Meanwhile, stocks that we deemed to be of higher quality, i.e., those with low debt, low valuations to sustainable cash flows, decent dividend yields, and otherwise attractive fundamentals, appreciated in value to a lesser degree. The benchmark Russell 1000 Value Index includes a meaningful portion of lower-quality stocks that would not generally satisfy the fund's stringent screening criteria. The fund underperformed its benchmark because its conservative strategy and yield orientation led to stock selection that was biased in favor of high-quality stocks. We believe this explains the modest underperformance (at NAV) relative to the Lipper Equity Income Funds category.

FUND PROFILE

Putnam Equity Income Fund seeks to invest in undervalued stocks of mid- and large-cap companies that are poised to experience positive change that may improve financial performance. The fund targets stocks of mature companies that pay above-average dividend yields, and it may be appropriate for conservative investors who seek current income and capital appreciation.


Market overview

The combination of favorable tax law changes, deficit spending, and continued low interest rates that characterized 2003 resulted in greater liquidity in the economy during the fund's fiscal year. Despite rising personal debt and nearly stagnant wages, record levels of mortgage refinancing activity helped many consumers feel flush with cash. Corporate capital spending increased, inventories declined, and productivity picked up throughout the year. Investors re-entered the equities markets with gusto, searching for extra return potential from among the market's riskiest offerings. Value and growth styles vied for leadership, and as of the end of November, the results of that race depended upon which market indexes one consulted. Smaller-capitalization stocks outperformed larger-cap stocks by a comfortable margin, and these results are consistent with investors' preference for higher returns and their willingness to accept higher risk. In their search for capital appreciation potential, investors were less enamored of the mature, slower-growing, dividend-paying stocks that characterize your fund's portfolio.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 11/30/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  17.16%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     15.09%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 24.22%
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)            32.64%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.92%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       25.80%
-------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                   9.66%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 11/30/03.
-------------------------------------------------------------------------------

Strategy overview

During much of the period, the fund's emphasis on high-quality dividend-paying stocks ran contrary to the market's preferences. However, we invest for the long term, and so we adhere to the same quality criteria in all market environments. That said, as active managers, we took opportunities to adjust the fund's holdings in pursuit of higher returns, as market conditions warranted. For example, as the economic recovery got underway, extra effort went to managing the fund's exposure to cyclical stocks -- those that benefit from an expanding economy. Also, at the start of the fiscal period, the fund emphasized stocks with smaller capitalizations than those in the benchmark average. This positioning was beneficial, as smaller-cap stocks outperformed. As the year progressed, we increased exposure to large-cap stocks. While this strategy did not particularly help the fund's results in the second half of the fiscal year, we believe that large caps are poised to outperform the market in the coming months, and that this strategy shift will ultimately benefit the fund's shareholders. The fund's bond holdings performed positively but had returns well below those of stocks. Throughout the year, we reduced the fund's bond allocation in favor of yield-oriented equities, which we believe are more compelling.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                        as of 5/31/03         as of 11/30/03

Banking                     14.4%                 15.5%

Oil and gas                 10.3%                  9.6%

Financial                    7.5%                  8.1%

Insurance                    5.7%                  5.4%

Electric utilities           5.2%                  5.0%

Footnote reads:
This chart shows how the fund's top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Computer Associates was a top contributor during the fiscal year. The company designs, installs, and maintains business-related software that makes data management more efficient, particularly in the areas of storage, computing, and security. We had built a position in 2002 over several quarters as news of accounting issues that had occurred in 2000 came to light and pushed the stock price down. As the stock's low price and competitive market position came into focus, investors drove the stock price higher. We trimmed the fund's position a bit in the second half of the fiscal year, but the fund still owns shares and they have continued to appreciate. We believe the company has taken adequate measures, which include installing new management, to resolve and prevent further accounting problems. While the story continues to play out in the media, we believe the stock valuation does not yet fully reflect the company's favorable long-term prospects.

Though it represented a smaller position, Royal Caribbean was an excellent performer during the period. The fund was able to buy shares at very reasonable prices when, after the tragedy of September 11, 2001, travel dropped off sharply and travel-related stocks declined. This cruise ship company managed its business successfully through this and through another tough period when, preceding the war with Iraq, discretionary travel was again curtailed. Yet, as the market showed signs of recovery, and consumer sentiment improved, the stock rallied strongly. We reduced the fund's position and locked in a substantial profit.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Citigroup, Inc.
   Financial

 2 Exxon Mobil Corp.
   Oil and gas

 3 U.S. Bancorp
   Banking

 4 Hewlett-Packard Co.
   Computers

 5 Altria Group, Inc.
   Tobacco

 6 Bank of America Corp.
   Banking

 7 JPMorgan Chase & Co.
   Investment banking/brokerage

 8 Union Pacific Corp.
   Railroads

 9 Wells Fargo & Co.
   Banking

10 Bank of New York Co., Inc.
   Banking

Footnote reads:
These holdings represent 26.4% of the fund's net assets as of 11/30/03. The fund's holdings will change over time.


USA Interactive, which we mentioned as a top contributor to performance in our most recent semiannual report to shareholders, still ranks as a top performer at fiscal year-end. We eliminated the fund's position and locked in our gain.

The fund benefited from its position in convertible bonds of Freeport-McMoRan Copper and Gold, which owns the world's largest gold mine, located in Indonesia. The prices of gold and copper appreciated significantly during the period, exceeding most investors' expectations, and helping the stock to become one of the best-performing equities on the New York Stock Exchange. The company's convertible securities appreciated accordingly and helped the fund's return.

Tyco International was a positive contributor for the year, and had especially strong performance over the second half of the fiscal year. A full year has passed since new top management was installed, and the company has, for the most part, moved beyond the accounting, balance sheet, and liquidity issues that had caused the stock price to drop so precipitously in 2001 and 2002. While, in our opinion, the company's operations have not yet benefited from the cyclical economic recovery, they have stabilized, and the stock price has appreciated accordingly. We believe the stock remains undervalued and still has attractive upside potential. The fund maintained a position in Tyco shares.

A number of stocks disappointed and dampened the fund's returns. Despite losses, we have maintained the fund's positions in XL Capital Ltd., Freddie Mac and Fannie Mae, King Pharmaceuticals, Pepsi Bottling Group, Kraft Foods, and HCA, and in many cases, we have added to them opportunistically. In each case, we believe that the stock's long-term prospects are attractive and that in time the market will come to recognize their true value.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management teams

The fund is managed by the Putnam Large-Cap Value and Core Fixed-Income teams. The members of the Large-Cap Value Team are Bart Geer (Portfolio Leader), Jeanne Mockard (Portfolio Member), Mike Abata, David King, Deborah Kuenstner, Cole Lannum, Christopher Miller, and Hugh Mullin. The members of the Core Fixed-Income Team are Kevin Cronin (Portfolio Member), Carl Bell, Rob Bloemker, Andrea Burke, Steve Horner, D. William Kohli, Michael Salm, John Van Tassel, and David Waldman.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

In the months ahead, we anticipate modest GDP growth and equity returns that are consistent with long-term averages. After a long and powerful run-up in stock prices, we believe the upside potential for many equities is diminished. In our opinion, many economically sensitive stocks have gotten ahead of the economy and are now overpriced. As a result, our stock selection approach may become less cyclically oriented.

We continue to see reasonable opportunities for value investors. It is impossible to know whether growth or value stocks will have the advantage in the coming year; however, we anticipate that the two styles will remain competitive. We wish to reiterate the importance of maintaining a balanced portfolio that includes growth and value investments.

As noted earlier, we believe that large-cap stocks are poised to lead the market in the coming months. We also believe that in an environment of moderate economic growth, investors will come to value dividends more highly. If we are correct, then your fund would stand to benefit from these developments.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended November 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 11/30/03
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (6/15/77)             (9/13/93)              (2/1/99)             (12/2/94)        (1/21/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
1 year                    14.64%      8.06%     13.72%      8.72%     13.70%     12.69%     14.05%     10.09%     14.42%
----------------------------------------------------------------------------------------------------------------------------------
5 years                   18.78      11.97      14.34      12.59      14.42      14.42      15.85      11.80      17.36
Annual average             3.50       2.29       2.72       2.40       2.73       2.73       2.99       2.26       3.25
----------------------------------------------------------------------------------------------------------------------------------
10 years                 179.22     163.14     159.21     159.21     158.93     158.93     165.27     155.88     172.30
Annual average            10.81      10.16       9.99       9.99       9.98       9.98      10.25       9.85      10.54
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.85      10.60       9.88       9.88      10.02      10.02      10.16      10.01      10.58
----------------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


-------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/03
-------------------------------------------------------------------------
                                        Russell          Lipper Equity
                                         1000            Income Funds
                                        Value              category
                                        Index               average*
-------------------------------------------------------------------------
1 year                                  17.16%              14.85%
-------------------------------------------------------------------------
5 years                                 16.04               12.03
Annual average                           3.02                2.08
-------------------------------------------------------------------------
10 years                               194.91              139.37
Annual average                          11.42                8.95
-------------------------------------------------------------------------
Annual average
(life of fund)                             --+              11.48
-------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 11/30/03, there were 196, 137, and 51 funds, respectively, in this Lipper category.

+ The inception of the Russell 1000 Value Index was 12/31/78.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 11/30/93 to 11/30/03

                   Fund's class A         Russell 1000
Date                shares at POP          Value Index

11/30/93                9,425                10,000
11/30/94                9,574                 9,875
11/30/95               12,750                13,482
11/30/96               15,932                17,030
11/30/97               19,620                22,083
11/30/98               22,154                25,415
11/30/99               23,077                28,075
11/30/00               24,648                28,749
11/30/01               24,820                27,846
11/30/02               22,954                25,171
11/30/03              $26,314               $29,491

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $25,921 and $25,893, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $26,527 ($25,588 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $27,230. See first page of performance section for performance calculation method.

----------------------------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/03
----------------------------------------------------------------------------------------------------------------------------------
                                   Class A          Class B          Class C          Class M          Class R
----------------------------------------------------------------------------------------------------------------------------------
Distributions (number)                  4                4                4                4                3
----------------------------------------------------------------------------------------------------------------------------------
Income                               $0.208           $0.116           $0.119           $0.146           $0.158
----------------------------------------------------------------------------------------------------------------------------------
Capital gains                          --               --               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Total                                $0.208           $0.116           $0.119           $0.146           $0.158
----------------------------------------------------------------------------------------------------------------------------------
Share value:                      NAV        POP        NAV              NAV        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
11/30/02                         $13.15     $13.95     $13.05           $13.10     $13.06     $13.53         --
----------------------------------------------------------------------------------------------------------------------------------
1/21/03*                             --         --         --               --         --         --     $12.90
----------------------------------------------------------------------------------------------------------------------------------
11/30/03                          14.84      15.75      14.71            14.76      14.73      15.26      14.81
----------------------------------------------------------------------------------------------------------------------------------
Current return
(end of period)
----------------------------------------------------------------------------------------------------------------------------------
Current dividend rate 1           1.40%      1.32%      0.73%            0.79%      0.95%      0.92%      1.43%
----------------------------------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2                       1.71       1.61       0.97             0.97       1.22       1.15       1.46
----------------------------------------------------------------------------------------------------------------------------------

* Inception date of class R shares.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/03 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (6/15/77)             (9/13/93)              (2/1/99)             (12/2/94)        (1/21/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
1 year                    26.61%     19.33%     25.66%     20.66%     25.68%     24.68%     26.03%     21.66%     26.41%
----------------------------------------------------------------------------------------------------------------------------------
5 years                   24.18      17.05      19.59      17.59      19.68      19.68      21.16      16.94      22.70
Annual average             4.43       3.20       3.64       3.29       3.66       3.66       3.91       3.18       4.18
----------------------------------------------------------------------------------------------------------------------------------
10 years                 192.76     175.97     171.51     171.51     171.83     171.83     178.37     168.55     185.63
Annual average            11.34      10.68      10.50      10.50      10.52      10.52      10.78      10.38      11.07
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            11.08      10.83      10.11      10.11      10.24      10.24      10.38      10.23      10.80
----------------------------------------------------------------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic and international issues.

Lehman Credit Index is an unmanaged index of corporate bonds.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

The Board of Trustees and Shareholders
Putnam Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Equity Income, including the fund's portfolio, as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Income Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG  LLP

Boston, Massachusetts
January 8, 2004


The fund's portfolio
November 30, 2003

Common stocks (91.3%) (a)
Number of shares                                                          Value

Aerospace and Defense (2.0%)
-------------------------------------------------------------------------------
       412,970 Boeing Co. (The)                                     $15,853,918
       367,000 Lockheed Martin Corp.                                 16,859,980
       213,620 Northrop Grumman Corp.                                19,787,621
       273,000 Raytheon Co.                                           7,564,830
                                                                 --------------
                                                                     60,066,349

Airlines (0.2%)
-------------------------------------------------------------------------------
       316,100 Southwest Airlines Co.                                 5,683,478

Banking (15.4%)
-------------------------------------------------------------------------------
       966,300 Bank of America Corp.                                 72,887,982
     1,923,833 Bank of New York Co., Inc. (The)                      59,023,196
       351,585 Charter One Financial, Inc.                           11,679,654
       185,900 Compass Bancshares, Inc.                               7,270,549
        62,560 M&T Bank Corp.                                         5,872,507
        50,876 South Trust Corp.                                      1,635,663
       394,300 State Street Corp.                                    20,093,528
     3,172,200 U.S. Bancorp                                          87,901,662
     1,269,750 Wachovia Corp.                                        58,091,063
     1,192,595 Washington Mutual, Inc.                               54,632,777
     1,048,760 Wells Fargo & Co.                                     60,125,411
       416,210 Zions Bancorp.                                        25,667,671
                                                                 --------------
                                                                    464,881,663

Beverage (1.8%)
-------------------------------------------------------------------------------
       121,500 Coca-Cola Co. (The)                                    5,649,750
     1,198,900 Coca-Cola Enterprises, Inc.                           24,757,285
     1,044,480 Pepsi Bottling Group, Inc. (The)                      24,106,598
                                                                 --------------
                                                                     54,513,633

Building Materials (1.1%)
-------------------------------------------------------------------------------
     1,226,300 Masco Corp.                                           33,355,360

Cable Television (1.8%)
-------------------------------------------------------------------------------
       347,280 Comcast Corp. Class A (Special)
               (NON)                                                 10,470,492
     3,878,059 Liberty Media Corp. Class A (NON)                     42,852,552
                                                                 --------------
                                                                     53,323,044

Chemicals (2.2%)
-------------------------------------------------------------------------------
       139,500 Avery Dennison Corp.                                   7,683,660
       780,450 Dow Chemical Co. (The)                                29,305,898
       422,730 Engelhard Corp.                                       12,605,809
       285,190 PPG Industries, Inc.                                  16,675,059
                                                                 --------------
                                                                     66,270,426

Computers (2.8%)
-------------------------------------------------------------------------------
     3,483,100 Hewlett-Packard Co.                                   75,548,439
       116,400 IBM Corp.                                             10,538,856
                                                                 --------------
                                                                     86,087,295

Conglomerates (2.7%)
-------------------------------------------------------------------------------
         8,950 Berkshire Hathaway, Inc. Class B
               (NON)                                                 25,068,950
       634,700 Honeywell International, Inc.                         18,844,243
     1,600,128 Tyco International, Ltd. (Bermuda)                    36,722,938
                                                                 --------------
                                                                     80,636,131

Consumer Finance (0.4%)
-------------------------------------------------------------------------------
       504,650 MBNA Corp.                                            12,374,018

Consumer Goods (1.4%)
-------------------------------------------------------------------------------
       306,760 Fortune Brands, Inc.                                  20,957,843
       252,600 Kimberly-Clark Corp.                                  13,695,972
       326,100 Newell Rubbermaid, Inc.                                7,457,907
                                                                 --------------
                                                                     42,111,722

Electric Utilities (4.9%)
-------------------------------------------------------------------------------
     1,776,420 CenterPoint Energy, Inc.                              17,231,274
       267,370 Dominion Resources, Inc.                              16,114,390
       774,490 DPL, Inc.                                             14,978,637
       605,950 Edison International (NON)                            12,373,499
       317,785 Entergy Corp.                                         16,798,115
       365,100 Exelon Corp.                                          22,570,482
       165,870 FirstEnergy Corp.                                      5,747,396
       794,230 PG&E Corp. (NON)                                      19,951,058
        19,200 Pinnacle West Capital Corp.                              755,904
       485,850 Progress Energy, Inc.                                 21,289,947
                                                                 --------------
                                                                    147,810,702

Electronics (0.4%)
-------------------------------------------------------------------------------
       887,099 Celestica, Inc. (Canada) (NON)                        13,554,873

Energy (0.5%)
-------------------------------------------------------------------------------
       691,730 GlobalSantaFe Corp. (Cayman Islands)                  14,872,195

Financial (8.0%)
-------------------------------------------------------------------------------
       223,180 CIT Group, Inc.                                        7,782,287
     3,085,900 Citigroup, Inc. (SEG)                                145,160,736
       419,720 Fannie Mae                                            29,380,400
       726,700 Freddie Mac                                           39,547,014
       529,080 PMI Group, Inc. (The)                                 19,697,648
                                                                 --------------
                                                                    241,568,085

Food (1.7%)
-------------------------------------------------------------------------------
       744,200 ConAgra, Inc.                                         18,232,900
       155,800 General Mills, Inc.                                    7,012,558
       703,010 H.J. Heinz Co.                                        25,378,661
            11 PSF Group Holdings, Inc. 144A Class
               A (NON)                                                   18,167
                                                                 --------------
                                                                     50,642,286

Forest Products and Packaging (1.8%)
-------------------------------------------------------------------------------
       428,780 Boise Cascade Corp.                                   12,653,298
       216,100 MeadWestvaco Corp.                                     5,514,872
     1,198,060 Smurfit-Stone Container Corp. (NON)                   19,600,262
       784,030 Sonoco Products Co.                                   16,778,242
                                                                 --------------
                                                                     54,546,674

Gaming & Lottery (0.5%)
-------------------------------------------------------------------------------
       330,500 Harrah's Entertainment, Inc.                          15,821,035

Health Care Services (0.5%)
-------------------------------------------------------------------------------
       294,300 CIGNA Corp.                                           15,789,195

Household Furniture and Appliances (0.7%)
-------------------------------------------------------------------------------
       318,333 Whirlpool Corp.                                       21,748,511

Insurance (5.4%)
-------------------------------------------------------------------------------
     1,109,084 ACE, Ltd. (Bermuda)                                   40,426,112
       509,600 American International Group, Inc.                    29,531,320
       310,380 AON Corp.                                              6,809,737
       143,990 MBIA, Inc.                                             8,368,699
       499,240 Radian Group, Inc.                                    24,637,494
        23,500 Torchmark Corp.                                        1,036,350
     1,642,364 Travelers Property Casualty Corp.
               Class B                                               25,620,878
       363,314 XL Capital, Ltd. Class A (Bermuda)                    27,321,213
                                                                 --------------
                                                                    163,751,803

Investment Banking/Brokerage (3.0%)
-------------------------------------------------------------------------------
     1,815,639 JPMorgan Chase & Co.                                  64,200,995
       456,410 Merrill Lynch & Co., Inc.                             25,901,268
                                                                 --------------
                                                                     90,102,263

Lodging/Tourism (0.8%)
-------------------------------------------------------------------------------
       732,300 Hilton Hotels Corp.                                   11,980,428
       414,000 Royal Caribbean Cruises, Ltd.                         12,531,780
                                                                 --------------
                                                                     24,512,208

Machinery (1.0%)
-------------------------------------------------------------------------------
       471,460 Ingersoll-Rand Co. Class A (Bermuda)                  29,390,816

Manufacturing (0.4%)
-------------------------------------------------------------------------------
       339,120 Dover Corp.                                           13,018,817

Media (1.4%)
-------------------------------------------------------------------------------
       595,100 Time Warner, Inc. (NON)                                9,688,228
     1,383,400 Walt Disney Co. (The)                                 31,942,706
                                                                 --------------
                                                                     41,630,934

Medical Services (0.2%)
-------------------------------------------------------------------------------
       102,000 AmerisourceBergen Corp.                                6,455,580

Metals (--%)
-------------------------------------------------------------------------------
        13,200 Alcoa, Inc.                                              433,092

Office Equipment & Supplies (0.4%)
-------------------------------------------------------------------------------
       305,800 Pitney Bowes, Inc.                                    12,155,550

Oil & Gas (9.5%)
-------------------------------------------------------------------------------
       184,825 Apache Corp.                                          13,270,435
       649,147 BP PLC ADR (United Kingdom)                           27,712,085
       206,500 Canadian Natural Resources, Ltd.
               (Canada)                                               9,228,485
       589,707 ConocoPhillips                                        33,459,975
     2,621,900 Exxon Mobil Corp.                                     94,834,123
       357,050 Noble Corp. (Cayman Islands) (NON)                    12,346,789
       683,700 Royal Dutch Petroleum Co. ADR
               (Netherlands)                                         30,698,130
       460,850 Total SA Class B ADR (France)                         37,222,855
       830,350 Unocal Corp.                                          26,388,523
        60,500 Valero Energy Corp.                                    2,607,550
                                                                 --------------
                                                                    287,768,950

Pharmaceuticals (3.0%)
-------------------------------------------------------------------------------
       636,980 Abbott Laboratories                                   28,154,516
       147,800 Forest Laboratories, Inc. (NON)                        8,075,792
     1,073,260 King Pharmaceuticals, Inc. (NON)                      13,855,787
       141,700 Merck & Co., Inc.                                      5,753,020
     1,071,176 Pfizer, Inc.                                          35,937,955
                                                                 --------------
                                                                     91,777,070

Photography/Imaging (0.3%)
-------------------------------------------------------------------------------
       668,550 Xerox Corp. (NON)                                      8,142,939

Publishing (0.3%)
-------------------------------------------------------------------------------
       111,680 Knight-Ridder, Inc.                                    8,306,758

Railroads (2.5%)
-------------------------------------------------------------------------------
       174,470 Canadian National Railway Co.
               (Canada)                                              10,354,795
     1,001,546 Union Pacific Corp.                                   63,778,449
                                                                 --------------
                                                                     74,133,244

Real Estate (0.8%)
-------------------------------------------------------------------------------
       922,030 Equity Office Properties Trust (R)                    25,567,892

Regional Bells (4.1%)
-------------------------------------------------------------------------------
       899,152 BellSouth Corp.                                       23,404,927
     1,802,750 SBC Communications, Inc.                              41,968,020
     1,787,592 Verizon Communications, Inc.                          58,579,390
                                                                 --------------
                                                                    123,952,337

Restaurants (1.0%)
-------------------------------------------------------------------------------
       975,500 Darden Restaurants, Inc.                              20,202,605
       345,600 McDonald's Corp.                                       8,857,728
                                                                 --------------
                                                                     29,060,333

Retail (2.2%)
-------------------------------------------------------------------------------
       238,700 CVS Corp.                                              8,941,702
       495,260 JC Penney Co., Inc. (Holding Co.)                     12,322,069
       855,290 Limited, Inc. (The)                                   15,326,797
     1,037,690 Office Depot, Inc. (NON)                              16,447,387
       534,460 TJX Cos., Inc. (The)                                  12,073,451
                                                                 --------------
                                                                     65,111,406

Software (0.9%)
-------------------------------------------------------------------------------
     1,073,760 Computer Associates International,
               Inc.                                                  25,018,608
       106,500 Microsoft Corp.                                        2,737,050
                                                                 --------------
                                                                     27,755,658

Tobacco (2.4%)
-------------------------------------------------------------------------------
     1,410,800 Altria Group, Inc.                                    73,361,600

Toys (--%)
-------------------------------------------------------------------------------
        19,200 Mattel, Inc.                                             388,608

Waste Management (0.9%)
-------------------------------------------------------------------------------
     1,118,890 Republic Services, Inc.                               28,475,751

Utilities (--%)
-------------------------------------------------------------------------------
           302 Jasper Energy 144A (NON)                                      19
            62 York Research Corp. 144A (NON)                                 4
                                                                 --------------
                                                                             23
                                                                 --------------
               Total Common stocks (cost $2,348,065,746)         $2,760,910,307

Convertible preferred stocks (2.9%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       108,660 Boise Cascade Corp. $3.75 units cv.
               pfd.                                                  $5,202,098
       428,755 CenterPoint Energy, Inc. 2.00% cv.
               pfd.                                                  12,969,839
        94,208 Dominion Resources, Inc. $4.75 cv.
               pfd.                                                   5,169,664
       193,239 Ford Motor Company Capital Trust II
               $3.25 cum. cv. pfd.                                    9,637,795
        85,050 Hartford Financial Services Group,
               Inc. (The) $3.50 cv. pfd.                              4,858,481
       163,827 Hartford Financial Services Group,
               Inc. (The) zero % cv. pfd.                             9,071,920
        19,599 Northrop Grumman Corp. $7.25 cv.
               pfd.                                                   2,003,998
        18,840 PMI Group, Inc. (The) $1.469 cv.
               pfd.                                                     476,652
        77,143 Raytheon Co. $4.125 units cv. pfd.                     3,934,293
       100,492 Solectron Corp. $1.813 units cv.
               pfd.                                                   1,645,557
       291,132 Xerox Corp. 6.25% cv. pfd.                            33,916,878
                                                                 --------------
               Total Convertible preferred stocks
               (cost $80,091,568)                                   $88,887,175

U.S. government and agency obligations (2.4%) (a)
Principal amount                                                          Value

U.S. Government and Agency Mortgage Obligations (2.2%)
-------------------------------------------------------------------------------
               Federal National Mortgage
               Association Pass-Through
               Certificates
       $53,477 9s, with due dates from January 1,
               2027 to July 1, 2032                                     $58,572
        45,136 8s, with due dates from March 1,
               2033 to July 1, 2033                                      48,641
       246,865 7 1/2s, with due dates from February
               1, 2033 to July 1, 2033                                  263,401
        12,659 7s, September 1, 2031                                     13,358
    20,988,082 6 1/2s, with due dates from May 1,
               2028 to December 1, 2032                              21,901,182
        99,211 6 1/2s, November 1, 2010                                 105,009
     1,548,000 6 1/2s, TBA, December 1, 2033                          1,613,790
        53,703 6s, March 1, 2017                                         56,099
     9,759,000 6s, TBA, December 1, 2033                             10,024,328
    28,403,000 5 1/2s, TBA, December 1, 2033                         28,580,519
     4,813,000 5 1/2s, TBA, December 1, 2017                          4,955,888
               Government National Mortgage
               Association Pass-Through
               Certificates
       166,850 7s, with due dates from December 15,
               2029 to November 15, 2031                                177,495
        70,413 6 1/2s, May 15, 2032                                      74,067
                                                                 --------------
                                                                     67,872,349

U.S. Government and Agency Obligations (0.2%)
-------------------------------------------------------------------------------
     5,247,000 Fannie Mae notes 7 1/4s, 2010                          6,148,681
                                                                 --------------
               Total U.S. government and agency
               obligations (cost $73,855,583)                       $74,021,030

Convertible bonds and notes (1.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $11,015,000 Freeport-McMoRan Copper & Gold, Inc.
               cv. sr. notes 7s, 2011                               $18,408,819
     7,724,000 Rite Aid Corp. cv. notes 4 3/4s,
               2006                                                   9,114,320
    14,394,000 Service Corp. International cv. sub.
               notes 6 3/4s, 2008                                    14,951,768
     1,110,000 Tyco International Group SA 144A cv.
               company guaranty 2 3/4s, 2018
               (Luxembourg)                                           1,287,600
                                                                 --------------
               Total Convertible bonds and notes
               (cost $39,366,557)                                   $43,762,507

Corporate bonds and notes (0.9%) (a)
Principal amount                                                          Value

Aerospace and Defense (--%)
-------------------------------------------------------------------------------
       $55,000 Boeing Capital Corp. sr. notes
               4 3/4s, 2008                                             $56,579
       115,000 Lockheed Martin Corp. bonds 8 1/2s,
               2029                                                     149,297
        55,000 Northrop Grumman Corp. company
               guaranty 7 1/8s, 2011                                     63,094
       235,000 Raytheon Co. debs. 6s, 2010                              248,708
                                                                 --------------
                                                                        517,678

Airlines (--%)
-------------------------------------------------------------------------------
        30,339 Continental Airlines, Inc.
               pass-through certificates Ser.
               98-1A, 6.648s, 2017                                       29,733
       205,000 Continental Airlines, Inc.
               pass-through certificates Ser.
               98-2, 6.32s, 2008                                        201,955
                                                                 --------------
                                                                        231,688

Automotive (0.1%)
-------------------------------------------------------------------------------
       445,000 DaimlerChrysler NA Holding Corp.
               notes 4.05s, 2008                                        435,020
       105,000 Ford Motor Co. debs. 9.98s, 2047                         120,433
       300,000 Ford Motor Credit Corp. notes
               7 3/8s, 2009                                             317,369
       410,000 General Motors Acceptance Corp.
               notes Ser. MTN, 5.36s, 2004                              419,004
        45,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                               52,313
        75,000 SPX Corp. sr. notes 6 1/4s, 2011                          75,750
        85,000 Visteon Corp. sr. notes 8 1/4s, 2010                      89,956
                                                                 --------------
                                                                      1,509,845

Banking (0.1%)
-------------------------------------------------------------------------------
        55,000 Allfirst Financial Inc. sub. notes
               7.2s, 2007                                                61,126
       140,000 Bank One Corp. sub. debs. 8s, 2027                       173,639
       280,000 Bank United Corp. notes Ser. A, 8s,
               2009                                                     329,905
       110,000 Barclays Bank PLC 144A FRN 6.86s,
               2049 (United Kingdom)                                    118,608
        25,000 Capital One Bank notes 6 1/2s, 2013                       26,055
        20,000 Capital One Bank sr. notes
               Ser. BKNT, 6.7s, 2008                                     21,756
       425,000 Citicorp sub. notes 6 3/8s, 2008                         467,603
       115,000 Colonial Bank sub. notes 9 3/8s,
               2011                                                     131,935
       335,000 Colonial Bank sub. notes 8s, 2009                        345,613
        55,000 Countrywide Capital III company
               guaranty Ser. B, 8.05s, 2027                              62,432
        55,000 Credit Suisse First Boston USA, Inc.
               notes 5 1/2s, 2013                                        56,240
       180,000 First Chicago NBD Corp. sub. notes
               6 3/8s, 2009                                             202,797
       210,000 First Union National Bank sub. notes
               7.8s, 2010                                               251,580
       185,000 HSBC Capital Funding LP 144A bank
               guaranty FRB 4.61s, 2049 (Jersey)                        173,958
       110,000 HSBC Capital Funding LP 144A bank
               guaranty FRB 9.547s, 2049 (Jersey)                       138,848
       185,000 National City Corp. sub. notes 7.2s,
               2005                                                     198,307
       315,000 NB Capital Trust IV company guaranty
               8 1/4s, 2027                                             362,866
       125,000 Nordea Bank Finland PLC sub. notes
               6 1/2s, 2009 (Finland)                                   138,761
       120,000 PNC Funding Corp. bonds 5 1/4s, 2015                     119,467
        20,000 Popular North America, Inc. sub.
               notes 3 7/8s, 2008                                        19,799
       135,000 Royal Bank of Scotland Group PLC FRB
               7.648s, 2031 (United Kingdom)                            160,196
       175,000 Sovereign Bancorp, Inc. sr. notes
               10 1/2s, 2006                                            204,568
        65,000 Suncorp-Metway, Ltd. 144A FRN
               3 1/2s, 2013 (Australia)                                  63,622
        70,000 Westpac Capital Trust III 144A sub.
               notes FRN 5.819s, 2013                                    71,832
                                                                 --------------
                                                                      3,901,513

Beverage (--%)
-------------------------------------------------------------------------------
        17,000 Constellation Brands, Inc. company
               guaranty 8 1/2s, 2009                                     17,850
        90,000 Diageo PLC company guaranty 8s, 2022
               (United Kingdom)                                         110,687
        70,000 Miller Brewing Co. 144A notes
               5 1/2s, 2013                                              69,510
       195,000 PepsiAmericas, Inc. notes Ser. MTN,
               3 7/8s, 2007                                             195,986
                                                                 --------------
                                                                        394,033

Broadcasting (--%)
-------------------------------------------------------------------------------
        65,000 News America Holdings, Inc. company
               guaranty 9 1/4s, 2013                                     83,730
       150,000 News America Holdings, Inc. debs.
               7.7s, 2025                                               174,138
        95,000 News America, Inc. sr. notes 6 5/8s,
               2008                                                     104,990
       100,000 Viacom, Inc. company guaranty 7.7s,
               2010                                                     118,557
                                                                 --------------
                                                                        481,415

Cable Television (0.1%)
-------------------------------------------------------------------------------
       330,000 AT&T Broadband Corp. company
               guaranty 8 3/8s, 2013                                    400,306
       110,000 Comcast Corp. company guaranty
               7.05s, 2033                                              118,059
       110,000 Cox Communications, Inc. notes
               7 3/4s, 2010                                             129,808
        75,000 Liberty Media Corp. debs. 8 1/2s,
               2029                                                      90,495
        75,000 Rogers Cable Inc. sec. notes 6 1/4s,
               2013 (Canada)                                             75,281
                                                                 --------------
                                                                        813,949

Chemicals (--%)
-------------------------------------------------------------------------------
        95,000 Dow Chemical Co. (The) debs. 8.55s,
               2009                                                     113,354
        35,000 Eastman Chemical Co. notes 3 1/4s,
               2008                                                      33,145
       105,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                            125,475
       109,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                    120,990
        60,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                     64,350
        50,000 Millennium America, Inc. company
               guaranty 7s, 2006                                         50,000
        20,000 Praxair, Inc. notes 6 3/8s, 2012                          22,183
                                                                 --------------
                                                                        529,497

Coal (--%)
-------------------------------------------------------------------------------
        75,000 Arch Western Finance, LLC 144A sr.
               notes 6 3/4s, 2013                                        77,344

Conglomerates (--%)
-------------------------------------------------------------------------------
       125,000 Textron Financial Corp. notes
               Ser. MTNE, 2 3/4s, 2006                                  123,866
        65,000 Tyco International Group SA company
               guaranty 7s, 2028 (Luxembourg)                            65,569
       119,000 Tyco International Group SA company
               guaranty 6 3/4s, 2011 (Luxembourg)                       127,925
        12,000 Tyco International Group SA company
               guaranty Ser. A, 2 3/4s, 2018
               (Luxembourg)                                              13,920
                                                                 --------------
                                                                        331,280

Consumer Finance (--%)
-------------------------------------------------------------------------------
        55,000 Capital One Financial Corp. notes
               7 1/4s, 2006                                              58,752
       450,000 Household Finance Corp. notes 7s,
               2012                                                     511,360
                                                                 --------------
                                                                        570,112

Containers (--%)
-------------------------------------------------------------------------------
       125,000 Ball Corp. company guaranty 6 7/8s,
               2012                                                     130,625
        96,000 Owens-Brockway Glass company
               guaranty 8 7/8s, 2009                                    103,200
        65,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                              71,013
        45,000 Sealed Air Corp. 144A bonds 6 7/8s,
               2033                                                      47,018
        40,000 Sealed Air Corp. 144A notes 5 5/8s,
               2013                                                      40,545
                                                                 --------------
                                                                        392,401

Electric Utilities (0.1%)
-------------------------------------------------------------------------------
       240,000 Arizona Public Services Co. sr.
               notes 6 3/4s, 2006                                       263,024
       185,000 Carolina Power & Light Co. 1st mtge.
               6 1/8s, 2033                                             188,014
        80,000 CenterPoint Energy, Inc. 144A notes
               7 1/4s, 2010                                              85,677
        50,000 Consumers Energy Co. bonds 6 1/4s,
               2006                                                      53,783
       105,000 Consumers Energy Co. 144A 1st. mtge.
               5 3/8s, 2013                                             105,031
        45,000 Dayton Power & Light Co. (The) 144A
               1st mtge. 5 1/8s, 2013                                    45,132
        25,000 DPL, Inc. sr. notes 8 1/4s, 2007                          27,311
        60,000 DPL, Inc. sr. notes 6 7/8s, 2011                          62,656
       110,000 Duke Energy Corp. 1st mtge. 5.3s,
               2015                                                     111,064
        55,000 Enterprise Capital Trust II company
               guaranty FRB Ser. B, 2.36s, 2028                          44,553
        95,000 FirstEnergy Corp. notes Ser. A,
               5 1/2s, 2006                                              98,564
        50,000 FirstEnergy Corp. notes Ser. B,
               6.45s, 2011                                               52,135
       125,000 FirstEnergy Corp. notes Ser. C,
               7 3/8s, 2031                                             129,192
        75,000 Florida Power & Light Co. 1st mtge.
               5.95s, 2033                                               76,279
        50,000 Indianapolis Power & Light 144A 1st
               mtge. 6.3s, 2013                                          51,386
       110,000 Monongahela Power Co. 1st mtge. 5s,
               2006                                                     111,968
        55,000 Nevada Power Co. 144A 2nd mtge. 9s,
               2013                                                      60,088
       195,000 NiSource Finance Corp. company
               guaranty 7 7/8s, 2010                                    229,741
           121 Northeast Utilities notes Ser. A,
               8.58s, 2006                                                  131
       140,000 Northern States Power Co. mtge.
               Ser. B, 8s, 2012                                         170,250
       120,000 Ohio Power Co. sr. notes Ser. H,
               4.85s, 2014                                              115,754
        60,000 Oncor Electric Delivery Co. sec.
               notes 6 3/8s, 2012                                        65,735
        55,000 PacifiCorp Sinking Fund 1st mtge.
               5.45s, 2013                                               56,814
        25,000 Panhandle Eastern Pipe Line 144A
               notes 4.8s, 2008                                          25,579
        85,000 Pepco Holdings, Inc. notes 5 1/2s,
               2007                                                      90,096
        30,000 Potomac Edison Co. 1st mtge. 8s,
               2024                                                      31,350
       100,000 Power Receivable Finance LLC 144A
               sr. notes 6.29s, 2012                                    101,579
        95,000 PP&L Capital Funding, Inc. company
               guaranty Ser. D, 8 3/8s, 2007                            107,539
       445,000 PSI Energy, Inc. 1st mtge. Ser. EEE,
               6.65s, 2006                                              484,549
        30,000 Public Service Company of New Mexico
               sr. notes 4.4s, 2008                                      30,286
        30,000 Rochester Gas & Electric notes
               6 3/8s, 2033                                              30,249
        40,000 South Carolina Electric & Gas Co.
               1st mtge. 5.3s, 2033                                      36,758
       105,000 Southern California Edison Co. 1st
               mtge. 8s, 2007                                           119,044
        65,000 Southwestern Public Service Co. 144A
               bonds 6s, 2033                                            63,355
        35,000 Tampa Electric Co. notes 6 7/8s,
               2012                                                      38,643
        80,000 Western Resources, Inc. 1st mtge.
               7 7/8s, 2007                                              90,699
        50,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                              57,266
        10,000 XCEL Energy, Inc. 144A sr. notes
               3.4s, 2008                                                 9,679
                                                                 --------------
                                                                      3,520,953

Electronics (--%)
-------------------------------------------------------------------------------
        85,000 Arrow Electronics, Inc. notes
               6 7/8s, 2013                                              88,309
        80,000 Jabil Circuit, Inc. sr. notes
               5 7/8s, 2010                                              82,491
        20,000 Motorola, Inc. notes 7 5/8s, 2010                         22,770
        20,000 Motorola, Inc. notes 6 3/4s, 2006                         21,433
                                                                 --------------
                                                                        215,003

Energy (--%)
-------------------------------------------------------------------------------
        42,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                              45,150
        35,000 Halliburton Co. notes Ser. MTN,
               5 5/8s, 2008                                              36,581
        65,000 Halliburton Co. 144A notes 5 1/2s,
               2010                                                      66,748
        43,000 Pride Petroleum Services, Inc. sr.
               notes 9 3/8s, 2007                                        44,290
        85,000 Transocean Sedco Forex, Inc. notes
               6 5/8s, 2011                                              94,048
        30,000 Weatherford International, Ltd.
               notes 4.95s, 2013 (Bermuda)                               29,379
                                                                 --------------
                                                                        316,196

Financial (0.1%)
-------------------------------------------------------------------------------
        60,000 Ace INA Holdings, Inc. company
               guaranty 8.3s, 2006                                       67,694
       200,000 AIG SunAmerica Global Financing V
               144A sec. notes 6.3s, 2011                               219,829
        80,000 American General Corp. notes 7 1/2s,
               2010                                                      95,010
       210,000 Associates First Capital Corp. debs.
               6.95s, 2018                                              239,907
        60,000 AXA Financial, Inc. sr. notes
               7 3/4s, 2010                                              70,575
       305,000 CIT Group, Inc. sr. notes Ser. MTN,
               6 7/8s, 2009                                             341,200
        60,000 Fund American Cos. Inc. notes
               5 7/8s, 2013                                              59,651
        30,000 General Electric Capital Corp.
               company guaranty 7 7/8s, 2006                             34,217
        55,000 General Electric Capital Corp. notes
               Ser. A, 6s, 2012                                          59,219
        75,000 General Electric Capital Corp. notes
               Ser. MTN, 3 1/4s, 2009                                    72,266
        25,000 General Electric Capital Corp. notes
               Ser. MTNA, 6 1/8s, 2011                                   27,252
        45,000 Hartford Financial Services Group,
               Inc. (The) 144A notes 4 5/8s, 2013                        43,040
        80,000 Hartford Life, Inc. sr. notes
               7 3/8s, 2031                                              91,350
       675,000 Heller Financial, Inc. notes 7 3/8s,
               2009                                                     787,389
        75,000 ING Capital Funding Trust III
               company guaranty FRB 8.439s, 2010                         90,346
        85,000 International Lease Finance Corp.
               notes 4.35s, 2008                                         85,883
       100,000 John Hancock Global Funding II 144A
               notes 7.9s, 2010                                         118,313
       455,000 Liberty Mutual Insurance 144A notes
               7.697s, 2097                                             388,205
        30,000 Metlife, Inc. sr. notes 6 1/8s, 2011                      32,365
        35,000 OneAmerica Financial Partners, Inc.
               144A bonds 7s, 2033                                       34,435
        40,000 Protective Life Corp. notes 4.3s,
               2013                                                      37,671
       180,000 Prudential Financial, Inc. notes
               Ser. MTNB, 5 3/4s, 2033                                  166,999
       125,000 St. Paul Co., Inc. (The) sr. notes
               5 3/4s, 2007                                             133,969
       110,000 USF&G Capital I 144A company
               guaranty 8 1/2s, 2045                                    129,318
        30,000 XL Capital Europe PLC company
               guaranty 6 1/2s, 2012 (United
               Kingdom)                                                  32,542
                                                                 --------------
                                                                      3,458,645

Food (0.1%)
-------------------------------------------------------------------------------
       105,000 Cadbury Schweppes US Finance LLC
               144A notes 3 7/8s, 2008                                  103,743
       265,000 Campbell Soup Co. notes 6 3/4s, 2011                     301,115
        65,000 Dean Foods Co. sr. notes 8.15s, 2007                      71,825
       290,000 Kraft Foods, Inc. notes 5 5/8s, 2011                     302,627
       180,000 Tyson Foods, Inc. notes 7 1/4s, 2006                     196,982
        40,000 Tyson Foods, Inc. notes 7s, 2018                          42,185
                                                                 --------------
                                                                      1,018,477

Forest Products and Packaging (--%)
-------------------------------------------------------------------------------
        21,000 Louisiana-Pacific Corp. sr. notes
               8 7/8s, 2010                                              24,780
        39,000 Louisiana-Pacific Corp. sr. sub.
               notes 10 7/8s, 2008                                       46,410
        25,000 Packaging Corp. of America 144A
               notes 5 3/8s, 2013                                        25,071
       100,000 Potlatch Corp. dep. notes FRN
               12 1/2s, 2009                                            120,000
                                                                 --------------
                                                                        216,261

Gaming & Lottery (--%)
-------------------------------------------------------------------------------
        40,000 GTECH Holdings Corp. 144A notes
               4 3/4s, 2010                                              40,120
        45,000 International Game Technology sr.
               notes 8 3/8s, 2009                                        53,267
        70,000 International Game Technology sr.
               notes 7 7/8s, 2004                                        71,814
        40,000 MGM Mirage, Inc. company guaranty
               9 3/4s, 2007                                              45,450
       125,000 MGM Mirage, Inc. company guaranty
               8 3/8s, 2011                                             139,688
       145,000 Mohegan Tribal Gaming Authority sr.
               notes 8 1/8s, 2006                                       156,056
        40,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                        43,600
        70,000 Park Place Entertainment Corp. sr.
               sub. notes 9 3/8s, 2007                                   78,225
                                                                 --------------
                                                                        628,220

Health Care (--%)
-------------------------------------------------------------------------------
        60,000 HCA, Inc. bonds 7 1/2s, 2033                              60,858
       100,000 HCA, Inc. sr. notes 7 7/8s, 2011                         111,320
        25,000 HCA, Inc. sr. notes 6.95s, 2012                           26,245
        30,000 Integrated Health Services, Inc. sr.
               sub. notes Ser. A, 9 1/2s, 2007 (In
               default) (NON)                                                 1
        20,000 Integrated Health Services, Inc. sr.
               sub. notes Ser. A, 9 1/4s, 2008 (In
               default) (NON)                                                 1
                                                                 --------------
                                                                        198,425

Homebuilding (--%)
-------------------------------------------------------------------------------
        95,000 D.R. Horton, Inc. company guaranty
               8s, 2009                                                 108,300
        85,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                      84,469
       135,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                       134,663
        77,000 Lennar Corp. sr. notes 7 5/8s, 2009                       87,966
                                                                 --------------
                                                                        415,398

Investment Banking/Brokerage (--%)
-------------------------------------------------------------------------------
       215,000 Goldman Sachs Group, Inc. (The)
               notes 4 3/4s, 2013                                       207,018
       330,000 JPMorgan Chase & Co. notes 5.35s,
               2007                                                     350,856
                                                                 --------------
                                                                        557,874

Lodging/Tourism (--%)
-------------------------------------------------------------------------------
        75,000 Hilton Hotels Corp. notes 7 5/8s,
               2012                                                      83,063
        34,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty 7 3/8s, 2007                        36,423
                                                                 --------------
                                                                        119,486

Machinery (--%)
-------------------------------------------------------------------------------
        85,000 Kennametal, Inc. sr. notes 7.2s,
               2012                                                      89,861

Manufacturing (--%)
-------------------------------------------------------------------------------
        15,000 Bunge Ltd. Finance Corp. company
               guaranty 7.8s, 2012                                       17,274
        20,000 Bunge Ltd. Finance Corp. notes
               5 7/8s, 2013                                              20,153
                                                                 --------------
                                                                         37,427

Media (--%)
-------------------------------------------------------------------------------
       120,000 AOL Time Warner, Inc. bonds 7 5/8s,
               2031                                                     136,020
       215,000 AOL Time Warner, Inc. notes 5 5/8s,
               2005                                                     224,841
       130,000 Time Warner, Inc. debs. 9.15s, 2023                      165,615
       120,000 Time Warner, Inc. debs. 9 1/8s, 2013                     150,731
                                                                 --------------
                                                                        677,207

Medical Services (--%)
-------------------------------------------------------------------------------
        50,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                     53,125
        35,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                              38,763
        80,000 Multicare Companies, Inc. sr. sub.
               notes 9s, 2007 (In default) (NON)                          1,200
       110,000 Service Corp. International notes
               6s, 2005                                                 111,375
                                                                 --------------
                                                                        204,463

Metals (--%)
-------------------------------------------------------------------------------
        90,000 Alcoa, Inc. notes 7 3/8s, 2010                           104,730
        30,000 Alcoa, Inc. notes 6 1/2s, 2011                            33,743
        55,000 Falconbridge, Ltd. bonds 5 3/8s,
               2015 (Canada)                                             53,005
                                                                 --------------
                                                                        191,478

Natural Gas Utilities (--%)
-------------------------------------------------------------------------------
        60,000 CenterPoint Energy Resources Corp.
               notes 7 3/4s, 2011                                        67,171
       245,000 Duke Energy Field Services, LLC
               notes 7 7/8s, 2010                                       287,381
       105,000 Kinder Morgan, Inc. sr. notes
               6 1/2s, 2012                                             114,439
         5,000 Ohio Edison Co. 144A sr. notes
               Ser. H, 5.45s, 2015                                        4,870
        30,000 TransCanada Pipelines, Ltd. notes
               4s, 2013 (Canada)                                         27,777
                                                                 --------------
                                                                        501,638

Oil & Gas (0.1%)
-------------------------------------------------------------------------------
        45,000 Amerada Hess Corp. notes 5.9s, 2006                       48,202
       120,000 Conoco Funding Co. company guaranty
               6.35s, 2011                                              133,650
        90,000 MidAmerican Energy Holdings Co. sr.
               notes 4 5/8s, 2007                                        92,418
        28,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                              30,660
        50,000 Nexen, Inc. notes 7 7/8s, 2032
               (Canada)                                                  59,748
        35,000 Nexen, Inc. notes 5.05s, 2013
               (Canada)                                                  34,451
        65,000 Noble Affiliates, Inc. sr. notes 8s,
               2027                                                      75,299
       105,000 Ocean Energy, Inc. company guaranty
               7 1/4s, 2011                                             120,073
        40,000 Petro-Canada, Ltd. bonds 5.35s, 2033
               (Canada)                                                  35,156
        85,000 Phillips Petroleum Co. notes 8 3/4s,
               2010                                                     105,524
        30,000 Pioneer Natural Resources Co.
               company guaranty 9 5/8s, 2010                             37,109
        70,000 Pioneer Natural Resources Co.
               company guaranty 6 1/2s, 2008                             74,797
        85,000 Union Oil Co. of California company
               guaranty 7 1/2s, 2029                                     97,498
        30,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                              32,700
        55,000 Westport Resources Corp. company
               guaranty 8 1/4s, 2011                                     59,950
       113,000 XTO Energy, Inc. sr. notes 7 1/2s,
               2012                                                     128,255
                                                                 --------------
                                                                      1,165,490

Power Producers (--%)
-------------------------------------------------------------------------------
        36,536 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON)                                                     25,575

Railroads (--%)
-------------------------------------------------------------------------------
       165,000 CSX Corp. notes 4 7/8s, 2009                             167,964
       225,000 Union Pacific Corp. notes 3 5/8s,
               2010                                                     212,673
                                                                 --------------
                                                                        380,637

Real Estate (0.1%)
-------------------------------------------------------------------------------
       260,000 Archstone-Smith Operating Trust
               notes 5s, 2007 (R)                                       270,670
        35,000 CenterPoint Properties Trust notes
               Ser. MTN, 4 3/4s, 2010                                    34,389
        70,000 Developers Diversified Realty Corp.
               notes 4 5/8s, 2010                                        67,255
        95,000 Hospitality Properties Trust notes
               6 3/4s, 2013 (R)                                          98,845
        30,000 HRPT Properties Trust bonds 5 3/4s,
               2014                                                      30,069
        20,000 HRPT Properties Trust sr. notes
               6.7s, 2005 (R)                                            20,901
        22,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                          24,640
        50,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                                  53,000
        70,000 Kimco Realty Corp. notes Ser. MTNC,
               5.19s, 2013                                               69,770
        20,000 Rouse Co. (The) notes 5 3/8s, 2013                        19,788
        20,000 Vornado Realty Trust notes 4 3/4s,
               2010                                                      19,827
                                                                 --------------
                                                                        709,154

Regional Bells (--%)
-------------------------------------------------------------------------------
        90,000 Telus Corp. notes 8s, 2011 (Canada)                      103,358
       195,000 Verizon Pennsylvania Inc. debs.
               8.35s, 2030                                              244,067
                                                                 --------------
                                                                        347,425

Restaurants (--%)
-------------------------------------------------------------------------------
         5,000 Yum! Brands, Inc. sr. notes 7.65s,
               2008                                                       5,638

Retail (--%)
-------------------------------------------------------------------------------
       100,000 Albertsons, Inc. sr. notes 7 1/2s,
               2011                                                     113,716
       310,000 Fred Meyer, Inc. Holding Co. company
               guaranty 7.45s, 2008                                     350,826
       100,000 JC Penney Co., Inc. notes 7.6s, 2007                     110,750
       105,000 Sears Roebuck Acceptance FRN
               Ser. MTN, 3.07s, 2004                                    106,040
                                                                 --------------
                                                                        681,332

Software (--%)
-------------------------------------------------------------------------------
        40,000 Computer Associates International,
               Inc. sr. notes Ser. B, 6 3/8s, 2005                       41,800

Technology Services (--%)
-------------------------------------------------------------------------------
        70,000 Electronic Data Systems Corp. sec.
               sr. notes Ser. B, 6s, 2013                                67,501
        75,000 Science Applications International
               Corp. 144A bonds 5 1/2s, 2033                             65,353
                                                                 --------------
                                                                        132,854

Telecommunications (0.1%)
-------------------------------------------------------------------------------
       140,000 AT&T Corp. sr. notes 8 3/4s, 2031                        160,762
       260,000 AT&T Wireless Services, Inc. sr.
               notes 7 7/8s, 2011                                       293,113
       285,000 British Telecommunications PLC notes
               8 3/8s, 2010 (United Kingdom)                            341,800
       235,000 Cingular Wireless, LLC sr. notes
               5 5/8s, 2006                                             250,563
       100,000 Citizens Communications Co. notes
               9 1/4s, 2011                                             124,733
       280,000 Deutsche Telekom International
               Finance BV notes 5 1/4s,
               2013 (Netherlands)                                       278,685
        55,000 Koninklijke (Royal) KPN NV sr.
               unsub. notes 8 3/8s, 2030
               (Netherlands)                                             68,774
       200,000 Sprint Capital Corp. company
               guaranty 8 3/4s, 2032                                    226,374
       265,000 Sprint Capital Corp. company
               guaranty 7 5/8s, 2011                                    290,829
        80,000 Telecom Italia Capital 144A bank
               guaranty 4s, 2008 (Luxembourg)                            79,885
       130,000 Telecom Italia Capital 144A company
               guaranty 6 3/8s, 2033 (Luxembourg)                       129,101
        60,000 Telecom Italia Capital 144A company
               guaranty 5 1/4s, 2013 (Luxembourg)                        60,132
        45,000 Verizon Wireless, Inc. notes 5 3/8s,
               2006                                                      47,820
       105,000 Vodafone Group PLC notes 7 7/8s,
               2030 (United Kingdom)                                    126,732
                                                                 --------------
                                                                      2,479,303
                                                                 --------------
               Total Corporate bonds and notes (cost $27,503,694)   $28,086,975

Collateralized mortgage obligations (0.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $66,039 Arc Net Interest Margin Trust Ser.
               02-2, Class A, 7 3/4s, 2032                              $65,929
               Asset Securitization Corp.
       145,000 Ser. 97-MD7, Class A1B, 7.41s, 2030                      159,102
       112,059 Ser. 95-MD4, Class A1, 7.1s, 2029                        119,454
       261,000 Ser. 97-D5, Class A1C, 6 3/4s, 2043                      286,828
     6,695,000 Banc of America Large Loan 144A Ser.
               03-BBA2, Class X1A, Interest Only
               (IO), 0.789s, 2015                                        89,735
               Chase Commercial Mortgage Securities Corp.
       142,159 Ser. 00-1, Class A1, 7.656s, 2032                        149,145
        68,766 Ser. 98-1, Class A1, 6.34s, 2030                          70,947
       400,000 Commercial Mortgage Acceptance Corp.
               Ser. 97-ML1, Class A3, 6.57s, 2007                       434,188
     1,013,479 CS First Boston Mortgage Securities
               Corp. Ser. 97-C2, Class A2, 6.52s,
               2035                                                   1,061,244
        24,000 CS First Boston Mortgage Securities
               Corp. 144A Ser. 02-CP3, Class
               F, 6.295s, 2035                                           25,069
        61,264 Entertainment Properties Trust 144A
               Ser. 03-EPR, Class A1, 4.239s, 2018                       61,099
               Fannie Mae
       229,485 Ser. 02-36, Class SJ, 17.328s, 2029                      251,555
       407,116 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                      442,436
       563,830 Ser. 02-T16, Class A3, 7 1/2s, 2042                      612,745
       194,994 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                      211,911
       142,932 Ser. 02-14, Class A2, 7 1/2s, 2042                       155,332
       399,297 Ser. 01-T10, Class A2, 7 1/2s, 2041                      433,938
       284,813 Ser. 01-T12, Class A2, 7 1/2s, 2041                      309,522
       394,994 Ser. 01-T8, Class A1, 7 1/2s, 2041                       429,262
       458,461 Ser. 01-T7, Class A1, 7 1/2s, 2041                       498,236
       345,532 Ser. 00-T6, Class A1, 7 1/2s, 2030                       375,509
       719,755 Ser. 01-T4, Class A1, 7 1/2s, 2028                       782,198
       497,216 Ser. 02-36, Class QH, IO, 6.931s,
               2029                                                      30,611
        52,523 Ser. 02-27, Class SQ, IO, 6.881s,
               2032                                                       1,805
     1,781,922 Ser. 03-22, IO, 6s, 2033                                 379,215
       322,961 Ser. 343, Class 14, IO, 5 1/2s, 2033                      75,744
       337,201 Ser. 343, Class 15, IO, 5 1/2s, 2033                      79,400
       154,361 Ser. 343, Class 17, IO, 5 1/2s, 2033                      37,071
     4,109,460 Ser. 329, Class 2, IO, 5 1/2s, 2033                    1,002,965
       392,000 Ser. 03-8, Class IP, IO, 5 1/2s,
               2028                                                      46,151
       591,292 Ser. 343, Class 5, IO, 5s, 2033                          146,437
       660,361 Ser. 343, Class 9, IO, 5s, 2033                          170,353
       279,335 Ser. 03-W3, Class 2IO2, IO, 2.281s,
               2042                                                       7,422
               Fannie Mae
    $2,415,250 Ser. 03-W12, Class 2, IO, 2.244s,
               2043                                                    $172,445
       855,835 Ser. 03-W6, Class 11, IO, 2.23s,
               2042                                                      20,855
     1,011,362 Ser. 03-W10, Class 3, IO, 2.121s,
               2043                                                      67,477
     4,148,836 Ser. 03-W10, Class 1, IO, 2.099s,
               2043                                                     269,026
       776,538 Ser. 03-W6, Class 21, IO, 1.87s,
               2042                                                      13,032
     6,673,976 Ser. 03-T2, Class 2, IO, 1.664s,
               2042                                                     211,684
     3,726,444 Ser. 03-W8, Class 12, IO, 1.649s,
               2042                                                     190,085
     3,053,058 Ser. 03-W8, Class 11, IO, 1.179s,
               2042                                                      45,025
       580,236 Ser. 03-W3, Class 2IO1, IO, 0.674s,
               2042                                                      12,337
     1,610,196 Ser. 03-W6, Class 51, IO, 0.672s,
               2042                                                      30,755
     5,440,879 Ser. 01-T12, Class IO, 0.571s, 2041                       96,916
     3,816,104 Ser. 03-W2, Class 1, IO, 0.47s, 2042                      56,730
     3,866,208 Ser. 03-W3, Class 1, IO, 0.437s,
               2042                                                      52,853
     4,081,985 Ser. 02-T1, IO, 0.423s, 2031                              54,852
     2,754,483 Ser. 03-W4, Class 3A, IO, 0.392s,
               2042                                                      45,621
     2,391,977 Ser. 03-W6, Class 3, IO, 0.366s,
               2042                                                      26,258
     2,455,738 Ser. 03-W6, Class 23, IO, 0.352s,
               2042                                                      25,927
               Federal Home Loan Mortgage Corp.
               Structured Pass-Through Securities
       247,731 Ser. T-58, Class 4A, 7 1/2s, 2043                        268,904
     1,805,593 Ser. T-56, Class A, IO, 2.033s, 2043                      58,964
     3,233,762 Ser. T-56, Class 3, IO, 0.378s, 2043                      45,475
     3,504,942 Ser. T-56, Class 1, IO, 0.285s, 2043                      33,954
     3,668,129 Ser. T-56, Class 2, IO, 0.057s, 2043                      12,036
     1,017,000 FFCA Secured Lending Corp. 144A Ser.
               00-1, Class A2, 7.77s, 2027                            1,123,320
       430,000 First Union-Lehman Brothers
               Commercial Mortgage Trust II Ser.
               97-C1, Class A3, 7.38s, 2029                             474,344
               Freddie Mac
        47,143 Ser. 2422, Class IB, IO, 6 1/2s,
               2028                                                         575
       393,500 Ser. 2553, Class IJ, IO, 5 1/2s,
               2020                                                      29,267
       334,420 General Growth Properties-Mall
               Properties Trust FRB Ser.
               01-C1A, Class D3, 3.37s, 2014                            334,838
       636,000 GMAC Commercial Mortgage Securities,
               Inc. Ser. 97-C2, Class A2, 6.55s,
               2007                                                     660,715
        50,000 GMAC Commercial Mortgage Securities,
               Inc. 144A Ser. 03-C1, Class
               G, 4.817s, 2036                                           47,845
       169,932 Government National Mortgage
               Association Ser. 98-2, Class
               EA, Principal Only (PO), zero %,
               2028                                                     150,986
       170,000 Granite Mortgages PLC FRN Ser. 01-1,
               Class 1C, 2.56s, 2041 (United
               Kingdom)                                                 169,575
        47,554 GS Mortgage Securities Corp. II Ser.
               98-GLII, Class A1, 6.312s, 2031                           50,351
       765,000 Holmes Financing PLC FRB Ser. 1,
               Class 2C, 2.3s, 2040 (United
               Kingdom)                                                 762,131
         3,664 Housing Securities Inc. Ser. 94-1,
               Class AB1, 6 1/2s, 2009                                    3,597
       895,846 JP Morgan Commercial Mortgage
               Finance Corp. Ser. 00-C9, Class
               A1, 7.59s, 2032                                          958,466
        83,884 Lehman Brothers Floating Rate
               Commercial Mtg. Trust 144A Ser.
               03-C4, Class A, 1.72s, 2015                               83,884
       538,304 Merit Securities Corp. FRB Ser.
               11PA, Class 3A1, 1.739s, 2027                            520,473
               Merrill Lynch Mortgage Investors, Inc.
        19,990 Ser. 96-C2, Class A3, 6.96s, 2028                         21,661
        17,620 Ser. 98-C2, Class A1, 6.22s, 2030                         17,972
       104,193 Morgan Stanley Dean Witter Capital I
               Ser. 00-LIF2, Class A1, 6.96s, 2008                      114,581
               Morgan Stanley Dean Witter Capital I
               144A
        67,126 FRB Ser. 01-XLF, Class D, 2.64s,
               2013                                                      67,202
        53,479 FRB Ser. 01-XLF, Class E, 2.59s,
               2013                                                      53,500
       235,000 Nomura Asset Securities Corp. Ser.
               96-MD5, Class A1B, 7.12s, 2039                           253,871
        35,427 Residential Asset Securitization
               Trust Ser. 98-A12, Class A14, 8s,
               2028                                                      35,398
        52,979 Ryland Mortgage Securities Corp.
               Ser. 94-7C, Class B1, 7.359s, 2025                        52,979
       250,000 Starwood Asset Receivables Trust FRN
               Ser. 02-1A, Class F, 2.455s, 2020                        250,150
       250,000 Structured Asset Securities Corp.
               144A FRN Ser. 03-NP3, Class
               A1, 1.62s, 2033                                          250,000
        66,742 TIAA Commercial Real Estate
               Securitization Ser. 01-C1A, Class
               A1, 5.77s, 2016 (Cayman Islands)                          70,006
       610,275 TIAA Retail Commercial Mortgage
               Trust Ser. 99-1, Class A, 7.17s,
               2032 (Cayman Islands)                                    663,576
        36,000 Trizechahn Office Properties Trust
               144A Ser. 01-TZHA, Class D3, 6.943s,
               2013                                                      38,342
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $18,040,592)                       $18,073,374

Asset-backed securities (0.5%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               Aames Mortgage Trust
      $876,000 Ser. 03-1, Class A, IO, 6s, 2005                         $59,424
       100,000 FRN Ser. 03-1, Class M6, 4.12s, 2033                      83,773
        74,000 Aames Mortgage Trust 144A Ser.
               03-1N, Class A, 7 1/2s, 2033                              73,928
       294,000 Ace Securities Corp. Ser. 03-FM1,
               Class A, IO, 5 1/2s, 2005                                 22,932
       193,000 Advanta Mortgage Loan Trust Ser.
               00-1, Class A4, 8.61s, 2028                              206,812
       439,729 AFC Home Equity Loan Trust Ser.
               99-2, Class 1A, 1.529s, 2029                             439,729
               Ameriquest Mortgage Securities, Inc.
       415,000 Ser. 03-12, IO, 5s, 2006                                  31,067
       454,000 Ser. 03-8, Class S, IO, 5s, 2006                          26,786
        38,000 FRB Ser. 02-4, Class M4, 4.869s,
               2033                                                      33,032
        42,000 FRB Ser. 03-8, Class MV6, 4.87s,
               2033                                                      35,456
        78,000 FRB Ser. 03-10, Class MV6, 4.87s,
               2033                                                      64,740
        27,000 FRB Ser. 03-AR3, Class M5, 4.869s,
               2033                                                      25,751
               Amortizing Residential Collateral
               Trust
       765,455 Ser. 01-BC6, Class A, IO, 6s, 2004                        29,831
     1,020,000 Ser. 02-BC1, Class A, IO, 6s, 2005                        29,671
     2,300,455 Ser. 02-BC3, Class A, IO, 6s, 2005                       100,704
        52,257 Ser. 02-BC3N, Class B2, 7s, 2032                          51,762
     2,223,455 Ser. 02-BC5, Class A, IO, 6s, 2004                        58,607
     1,851,818 Ser. 02-BC6, Class A, IO, 6s, 2004                        57,915
     2,163,636 Ser. 02-BC7, Class AIO, IO, 6s, 2004                      78,274
     3,500,000 Ser. 02-BC8, Class A, IO, 6s, 2004                       143,733
     1,159,364 Ser. 02-BC9, Class A, IO, 6s, 2004                        53,265
       100,000 FRN Ser. 02-BC1, Class M2, 2.219s,
               2032                                                      97,984
        53,968 AQ Finance NIM Trust 144A Ser.
               03-N9A, Class NOTE, 7.385s, 2033                          54,035
        43,173 Arc Net Interest Margin Trust Ser.
               02-5A, Class A, 7 3/4s, 2032                              42,896
               Arc Net Interest Margin Trust 144A
        41,978 Ser. 02-1A, Class A, 7 3/4s, 2032                         41,971
        78,323 Ser. 02-8A, Class A1, 7 3/4s, 2032                        77,678
               Argent Securities, Inc.
     1,967,133 Ser. 03-W2, Class A, IO, 1.4s, 2004                       14,221
        50,000 FRB Ser. 03-W1, Class MV6, 4.869s,
               2033                                                      40,593
        33,000 FRB Ser. 03-W2, Class M6, 4.869s,
               2033                                                      26,596
        40,000 FRB Ser. 03-W5, Class MV6, 4.869s,
               2033                                                      32,216
        35,000 FRB Ser. 03-W6, Class M3, 4.62s,
               2034                                                      28,280
               Asset Backed Funding Certificates
        22,392 Ser. 02-NC1, Class N1, 8.84s, 2032                        22,399
        69,000 FRB Ser. 03-OPT1, Class M6, 4.619s,
               2031                                                      62,698
       110,000 FRB Ser. 02-OPT1, Class M3, 2.519s,
               2032                                                     106,425
        10,481 Asset Backed Funding Corp. NIM Trust
               Ser. 02-WF1, Class NOTE, 9.32s, 2032                      10,488
        49,830 Asset Backed Funding Corp. NIM Trust
               144A Ser. 03-OPT1, Class NOTE, 6.9s,
               2033                                                      49,830
               Asset Backed Securities Corp. Home
               Equity Loan Trust
     2,709,000 Ser. 02-HE1, Class A, IO, 3.6s, 2032                      55,681
       685,974 Ser. 03-HE5, Class A, IO, 4s, 2033                        35,538
        72,000 FRB Ser. 03-HE1, Class M4, 5.62s,
               2033                                                      65,695
        54,000 FRB Ser. 03-HE5, Class M5, 5.37s,
               2033                                                      47,645
        73,000 FRB Ser. 03-HE6, Class M6, 5.12s,
               2033                                                      63,885
       488,000 Bank One Issuance Trust FRN Ser.
               02-C1, Class C1, 2.08s, 2009                             485,083
               Bayview Financial Acquisition Trust
       270,000 Ser. 02-CA, Class A, IO, 5.7s, 2004                       10,505
     4,323,559 Ser. 03-X, Class A, IO, 1.36s, 2006                       70,933
       180,868 FRN Ser. 01-DA, Class M3, 2.519s,
               2031                                                     179,059
       269,000 FRN Ser. 03-F, Class A, 1.62s, 2034                      269,000
     7,640,921 Bayview Financial Acquisition Trust
               144A Ser. 02-XA, Class AIO1,
               IO, 1.321s, 2005                                          74,021
               Bayview Financial Asset Trust 144A
       147,609 FRB Ser. 03-SSRA, Class A, 1.82s,
               2038                                                     147,609
       149,477 FRB Ser. 03-SSRA, Class M, 2.37s,
               2038                                                     149,477
               Bear Stearns Asset Backed Securities, Inc.
       596,000 Ser. 03-AC4, Class A, IO, 5s, 2006                        53,454
       109,000 FRB Ser. 03-3, Class A2, 1.71s, 2043                     109,000
       130,000 Capital One Master Trust 144A FRN
               Ser. 01-5, Class C, 2.27s, 2009                          124,942
               Capital One Multi-Asset Execution
               Trust
        30,000 FRB Ser. 02-C1, Class C1, 3.87s,
               2010                                                      30,375
        96,000 FRN Ser. 03-C1, Class C1, 3.67s,
               2011                                                     101,550
               CDC Mortgage Capital Trust
        50,000 FRB Ser. 03-HE2, Class B3, 4.869s,
               2033                                                      42,806
        44,000 FRB Ser. 03-HE3, Class B3, 4.869s,
               2033                                                      37,323
       245,000 Chase Credit Card Master Trust FRB
               Ser. 02-2, Class C, 2.02s, 2007                          246,186
         4,281 Chase Funding Net Interest Margin
               Ser. 02-2, Class NOTE, 8 1/2s, 2035                        4,271
               Chase Funding Net Interest Margin
               144A
        21,245 Ser. 02-3, Class NOTE, 8 1/2s, 2035                       21,217
        97,475 Ser. 03-4A, Class NOTE, 6 3/4s, 2036                      97,383
       120,678 Ser. 03-5A, Class NOTE, 5 3/4s, 2034                     120,642
       134,000 Citibank Credit Card Issuance Trust
               FRN Ser. 01-C1, Class C1, 2.23s,
               2010                                                     135,926
               Conseco Finance Securitizations Corp.
     1,040,000 Ser. 00-4, Class A6, 8.31s, 2032                         897,467
       545,000 Ser. 01-04, Class A4, 7.36s, 2019                        504,124
       370,000 Ser. 01-3, Class A4, 6.91s, 2033                         332,253
       250,000 Ser. 01-4, Class B1, 9.4s, 2010                           87,500
       746,243 Ser. 02-1, Class A, 6.681s, 2032                         757,049
       295,000 Ser. 02-1, Class M2, 9.546s, 2032                        177,000
       709,524 Ser. 02-2, Class A, IO, 8 1/2s, 2010                     214,228
     1,911,198 Conseco Recreational Enthusiast
               Consumer Trust Ser. 01-A, Class
               AP, IO, 5s, 2025                                          68,935
       308,000 Consumer Credit Reference IDX
               Securities FRB Ser. 02-1A, Class
               A, 3.14s, 2007                                           307,147
        26,000 Countrywide Asset Backed
               Certificates FRB Ser. 03-BC4, Class
               B, 4.62s, 2032                                            24,310
        26,000 Countrywide Asset-Backed
               Certificates FRB Ser. 03-4, Class
               B, 4.619s, 2032                                           24,416
        43,000 Home Equity Asset Trust FRN Ser.
               02-1, Class M2, 2.52s, 2032                               42,460
        57,000 Equifirst Mortgage Loan Trust FRN
               Ser. 03-2, Class M6, 5.369s, 2033                         48,557
               First Franklin Mortgage Loan Asset
               Backed Certificates
       631,894 Ser. 02-FF3, Class A, IO, 6s, 2004                        18,469
     1,609,000 Ser. 03-FF3, Class A, IO, 6s, 2005                        71,174
       725,000 Ser. 03-FFB, Class A, IO, 6s, 2005                        51,597
        40,000 FRB Ser. 03-FF4, Class M6, 4.919s,
               2033                                                      36,475
       138,344 First Plus Home Loan Trust Ser.
               97-3, Class B1, 7.79s, 2023                              138,302
        25,000 Goldentree Loan Opportunities II,
               Ltd. 144A FRN Ser. 2A, Class
               4, 4.37s, 2015 (Cayman Islands)                           25,000
               Green Tree Financial Corp.
        26,356 Ser. 99-3, Class A5, 6.16s, 2031                          26,986
       890,000 Ser. 99-5, Class A5, 7.86s, 2030                         777,766
               GSAMP Trust
        50,000 FRB Ser. 03-HE1, Class B2, 5.12s,
               2033                                                      44,717
        55,000 FRB Ser. 03-HE2, Class B2, 5.119s,
               2033                                                      48,744
               GSAMP Trust 144A
        48,790 Ser. 02-WFN, Class NOTE, 8 1/4s,
               2032                                                      49,164
        48,573 Ser. 03-HE1N, Class NOTE, 7 1/4s,
               2033                                                      48,527
               Home Equity Asset Trust
        24,782 Ser. 02-1N, Class A, 8s, 2032                             24,596
        69,000 FRB Ser. 03-4, Class B3, 5.62s, 2033                      62,285
        69,000 FRB Ser. 03-5, Class B3, 5.62s, 2033                      62,161
               Home Equity Asset Trust 144A
       106,014 Ser. 03-3N, Class A, 8s, 2033                            104,424
        45,854 Ser. 03-4N, Class A, 8s, 2033                             45,579
        65,000 Ser. 03-5N, Class A, 7 1/2s, 2034                         64,513
     1,867,970 Lehman Manufactured Housing Ser.
               98-1, Class 1, IO, 0.811s, 2028                           46,457
       365,000 LNR CDO, Ltd. Ser. 02-1A, Class FFL,
               3.869s, 2037 (Cayman Islands)                            336,713
       130,000 LNR CDO, Ltd. 144A FRB Ser. 03-1A,
               Class EFL, 4.119s, 2036 (Cayman
               Islands)                                                 130,000
        45,722 Long Beach Asset Holdings Corp. NIM
               Trust 144A Ser. 03-4, Class
               N1, 6.535s, 2033                                          45,708
               Long Beach Mortgage Loan Trust
        40,000 FRB Ser. 03-3, Class M4, 4.62s, 2033                      33,000
        59,000 FRB Ser. 03-4, Class M6, 5.119s,
               2033                                                      50,178
               Madison Avenue Manufactured Housing
               Contract
    17,941,159 Ser. 02-A, I0.3s, 2032                                   204,641
       272,097 FRB Ser. 02-A, Class B1, 4.369s,
               2032                                                     175,503
       246,990 Marriott Vacation Club Owner Trust
               144A FRB Ser. 02-1A, Class
               A1, 1.82s, 2010                                          245,446
               MBNA Credit Card Master Note Trust
       134,000 Ser. 02-C5, Class C5, 4.05s, 2008                        136,667
       152,000 FRB Ser. 01-C1, Class C1, 2.17s,
               2008                                                     152,927
               Mid-State Trust
       134,403 Ser. 10, Class B, 7.54s, 2036                            122,139
        35,930 Ser. 11, Class B, 8.221s, 2038                            33,879
        77,000 Morgan Stanley ABS Capital I FRB
               Ser. 03-NC10, Class B3, 4.87s, 2033                       64,572
        84,692 Morgan Stanley ABS Capital I 144A
               Ser. 03-NC9N, Class NOTE, 7.6s, 2033                      84,692
        52,000 Morgan Stanley Capital I FRB Ser.
               03-HE1, Class B3, 4.869s, 2033                            44,038
               Morgan Stanley Dean Witter Capital I
       105,000 FRN Ser. 01-NC3, Class B1, 3.569s,
               2031                                                      97,427
        64,000 FRN Ser. 01-NC4, Class B1, 3.619s,
               2032                                                      59,479
       130,000 FRN Ser. 02-AM2, Class B1, 3.369s,
               2032                                                     116,028
        65,000 FRN Ser. 02-HE1, Class B1, 2.919s,
               2032                                                      61,555
         5,701 NC Finance Trust Ser. 02-1, Class
               NOTE, 9 1/4s, 2032                                         5,690
               New Century Home Equity Loan Trust
        87,000 Ser. 03-5, Class AI7, 5.15s, 2033                         86,470
        61,000 FRN Ser. 03-3, Class M6, 4.869s,
               2033                                                      50,296
        65,000 New Century Mortgage Corp. NIM Trust
               144A Ser. 03-5, Class NOTE, 8s, 2033                      65,305
               Option One Mortgage Loan Trust
        30,000 FRB Ser. 03-5, Class M6, 4.619s,
               2033                                                      26,527
        75,000 FRB Ser. 03-6, Class M6, 4.62s, 2033                      64,913
        50,000 FRN Ser. 02-6, Class M4, 4.119s,
               2032                                                      46,483
        73,000 FRN Ser. 03-3, Class M6, 4.619s,
               2033                                                      65,113
        43,000 FRN Ser. 03-4, Class M6, 4.869s,
               2033                                                      38,458
        31,707 Option One Mortgage Securities Corp.
               Ser. 02-2A, Class CFTS, 8.83s, 2032                       31,732
        50,602 Option One Mortgage Securities Corp.
               144A Ser. 03-5, Class NOTE, 6.9s,
               2033                                                      50,602
               Pass-Through Amortizing Credit Card
               Trust
       113,311 Ser. 02-1A, Class A3FL, 4.12s, 2012                      113,572
       151,837 Ser. 02-1A, Class A4FL, 6.62s, 2012                      152,246
       641,855 Residential Asset Securities Corp.
               Ser. 02-KS6, Class AIO, IO 4 1/2s,
               2005                                                      22,132
               SAIL Net Interest Margin Notes 144A
        51,285 Ser. 03-7A, Class A, 7s, 2033                             50,904
        45,876 Ser. 03-8A, Class A, 7s, 2033                             45,645
        71,027 SAIL Net Interest Margin Notes Ser.
               03-BC2A, Class A, 7 3/4s, 2033                            70,821
        23,233 SHARP 144A Ser. 03-TC1N, 7 3/4s,
               2033                                                      23,233
               Structured Asset Investment Loan
               Trust
     1,147,000 Ser. 03-BC10, Class A, IO, 6s, 2005                       61,324
     3,252,000 Ser. 03-BC11, Class A, IO, 6s, 2005                      209,244
     1,700,000 Ser. 03-BC13, Class A, IO, 6s, 2005                      106,898
     2,555,187 Ser. 03-BC2, Class A, IO, 6s, 2005                       140,811
     1,385,998 Ser. 03-BC3, Class A, IO, 6s, 2004                        60,790
       705,000 Ser. 03-BC4, Class A, IO, 6s, 2004                        29,771
     1,290,000 Ser. 03-BC5, Class A, IO, 6s, 2004                        54,475
     2,473,000 Ser. 03-BC6, Class A, IO, 6s, 2005                       122,475
        64,000 Ser. 03-BC7, Class B, 4.119s, 2033                        55,478
       537,000 Ser. 03-BC8, Class A, IO, 6s, 2005                        36,441
       700,000 Ser. 03-BC9, Class A, IO, 6s, 2005                        40,840
       100,000 FRB Ser. 03-BC4, Class B, 4.619s,
               2033                                                      88,484
        55,000 FRB Ser. 03-BC6, Class B, 4.119s,
               2033                                                      48,159
        37,000 FRB Ser. 03-BC9, Class B, 4.119s,
               2033                                                      32,126
               Structured Asset Securities Corp.
     1,426,091 Ser. 02-BC1, Class A, IO, 6s, 2004                        65,519
        27,000 Whole Auto Loan Trust Ser. 03-1,
               Class C, 3.13s, 2010                                      26,810
       166,000 Whole Auto Loan Trust 144A Ser.
               03-1, Class D, 6s, 2010                                  164,937
                                                                 --------------
               Total Asset-backed securities (cost $15,958,329)     $14,976,406

Purchased options outstanding (--%)
                                                      Expiration
                                                        date/
Contract amount                                      strike price         Value
-------------------------------------------------------------------------------
     1,085,000 HYDI Index OTC option (JPMorgan
               Chase) (Put)                          Jun-08/$100       $129,115
     1,040,000 HYDI Index OTC option (Goldman Sachs
               Capital Markets, L.P.) (Put)          Jun-08/$100        125,185
                                                                 --------------
               Total Purchased options outstanding
               (cost $283,023)                                         $254,300

Municipal bonds and notes (--%)
Principal amount                                     Rating (RAT)         Value
-------------------------------------------------------------------------------
       $55,000 NJ State Tpk. Auth. Rev. Bonds,
               Ser. B, AMBAC, 4.252s, 1/1/16         AAA                $51,970
        65,000 OR State G.O. Bonds (Taxable
               Pension), 5.892s, 6/1/27              Aa3                 66,388
                                                                 --------------
               Total Municipal bonds and notes (cost $120,000)         $118,358

Short-term investments (3.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $62,065,733 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.00% to 1.10% and due dates ranging
               from December 1, 2003 to January 16,
               2004 (d)                                             $62,044,555
    47,982,790 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 1.01% to 1.11%
               and due dates ranging from December
               1, 2003 to January 23, 2004 (d)                       47,982,790
                                                                 --------------
               Total Short-term investments
               (cost $110,027,345)                                 $110,027,345
-------------------------------------------------------------------------------
               Total Investments (cost $2,713,312,437)           $3,139,117,777
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,022,852,233.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Independent auditors' report.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 2003.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates shown at November 30, 2003.

Forward currency contracts to buy at November 30, 2003

                                         Market         Aggregate          Delivery        Unrealized
                                          value        face value            date         appreciation
------------------------------------------------------------------------------------------------------
Euro                                   $182,704          $164,708          12/17/03           $17,996
------------------------------------------------------------------------------------------------------


Futures contracts outstanding at November 30, 2003
                                                                                           Unrealized
                                         Market         Aggregate          Expiration     appreciation/
                                          value        face value             date       (depreciation)
------------------------------------------------------------------------------------------------------
U.S. Treasury Note
5 yr (Short)                         $9,933,750        $9,988,118            Mar-04           $54,368
U.S. Treasury Note
10 yr (Long)                         11,532,626        11,599,500            Mar-04           (66,874)
U.S. Treasury Bond
30 yr (Long)                          3,343,156         3,390,639            Mar-04           (47,483)
------------------------------------------------------------------------------------------------------
                                                                                             $(59,989)
------------------------------------------------------------------------------------------------------
TBA sales commitments at November 30, 2003
(proceeds receivable $35,161,719)

                                                        Principal          Settlement
Agency                                                     amount             date            Value
------------------------------------------------------------------------------------------------------
FNMA, 5.5s, December 2018                              $4,813,000          12/16/03        $4,955,888
FNMA, 6s, December 2033                                 9,759,000          12/11/03        10,024,328
FNMA, 6.5s, December 2033                              19,288,000          12/11/03        20,107,740
------------------------------------------------------------------------------------------------------
                                                                                          $35,087,956
------------------------------------------------------------------------------------------------------

Credit default contracts outstanding at November 30, 2003
(premiums received $7,207)

                                                                           Notional            Market
                                                                            amount             value
------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch International effective June 26, 2003, maturing on September 20, 2008, to receive a premium equal to
11.088% times the notional amount. Upon a credit default event of
The Gap, Inc. 5.75% due 3/15/09 the fund makes a payment of the proportional notional amount times the difference between the par
value and the then-market valu                                            $65,000            $2,777
------------------------------------------------------------------------------------------------------
Interest rate swap contracts outstanding at November 30, 2003

                                                                                           Unrealized
                                                         Notional        Termination      appreciation/
                                                          amount             date        (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Credit Suisse First Boston
International dated October 16, 2003 to receive
semi-annually the notional amount multiplied by
2.096% and pay quarterly the notional amount
multiplied by the three month USD LIBOR.                 $111,000          10/20/05             $(259)

Agreement with Credit Suisse First Boston
International dated October 16, 2003 to receive
semi-annually the notional amount multiplied by
4.783% and pay quarterly the notional amount
multiplied by the three month USD LIBOR.                  341,000          10/20/13             3,582

Agreement with Credit Suisse First Boston
International dated October 17, 2003 to receive
semi-annually the notional amount multiplied by
2.2825% and pay quarterly the notional amount
multiplied by the three month USD LIBOR.                   44,000          10/21/05                54

Agreement with Credit Suisse First Boston
International dated October 17, 2003 to receive
quarterly the notional amount multiplied by
4.881% and pay semi-annually the notional amount
multiplied by the three month USD LIBOR.                  330,000          10/21/13             6,072

Agreement with Credit Suisse First Boston
International dated October 24, 2003 to receive
semi-annually the notional amount multiplied by
the three month USD LIBOR and pay quarterly
the notional amount multiplied by 2.16%.                  198,000          10/28/05               320

Agreement with Credit Suisse First Boston
International dated October 24, 2003 to receive
semi-annually the notional amount multiplied by
4.7025% and pay quarterly the notional amount
multiplied by the three month USD LIBOR.                  637,000          10/28/13             1,866

Agreement with Bank of America, N.A. dated
September 30, 2003 to pay semi-annually the
notional amount multiplied by 1.77% and receive
quarterly the notional amount multiplied by the
three month USD LIBOR.                                  1,438,866           10/2/05            12,158

Agreement with Bank of America, N.A. dated
September 30, 2003 to receive semi-annually the
notional amount multiplied by 4.3675% and pay
quarterly the notional amount multiplied by the
three month USD LIBOR.                                 $1,317,271           10/2/13          $(35,039)

Agreement with Bank of America, N.A. dated
September 30, 2003 to pay semi-annually the
notional amount multiplied by 1.775% and receive
quarterly the notional amount multiplied by the
three month USD LIBOR.                                    658,636           10/2/05             5,506

Agreement with Bank of America, N.A. dated
September 30, 2003 to receive semi-annually the
notional amount multiplied by 4.36% and pay
quarterly the notional amount multiplied by the
three month USD LIBOR.                                    601,892           10/2/13           (16,371)

Agreement with Bank of America, N.A. dated
October 1, 2003 to pay semi-annually the
notional amount multiplied by 1.75803% and
receive quarterly the notional amount multiplied
by the three month USD LIBOR.                           1,311,000           10/3/05            11,353

Agreement with Bank of America, N.A. dated
October 1, 2003 to receive semi-annually the
notional amount multiplied by 4.37767% and pay
quarterly the notional amount multiplied by the
three month USD LIBOR.                                  1,358,000           10/3/13           (35,050)

Agreement with Lehman Brothers Special
Financing, Inc. dated August 1, 2003 to receive
semi-annually the notional amount multiplied
by 3.93% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.                5,980,000            8/5/08            68,770

Agreement with Lehman Brothers Special
Financing, Inc. dated September 12, 2003 to pay
semi-annually the notional amount multiplied by
4.6475% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                1,593,750           9/16/13             7,650

Agreement with Lehman Brothers Special
Financing, Inc. dated October 1, 2003 to receive
semi-annually the notional amount multiplied by
4.3770% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.              646,000           10/3/13           (17,442)

Agreement with Lehman Brothers Special
Financing, Inc. dated October 9, 2003 to receive
semi-annually the notional amount multiplied by
4.745% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.              610,000          10/13/13             1,342

Agreement with Lehman Brothers Special
Financing, Inc. dated October 9, 2003 to pay
semi-annually the notional amount multiplied by
2.013% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.             $770,000          10/13/05            $3,619

Agreement with Lehman Brothers Special
Financing, Inc. dated October 23, 2003 to receive
semi-annually the notional amount multiplied by
4.7220% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            1,278,000          10/27/13              (128)

Agreement with Lehman Brothers Special
Financing, Inc. dated October 23, 2003 to pay
semi-annually the notional amount multiplied by
2.193% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.              380,000          10/27/05               760

Agreement with Lehman Brothers Special
Financing, Inc. dated November 17, 2003 to
receive semi-annually the notional amount
multiplied by 2.075% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                          2,559,000          11/19/05           (13,307)

Agreement with Credit Suisse First Boston
International dated October 30, 2003 to receive
semi-annually the notional amount multiplied by
2.225% and pay quarterly the notional amount
multiplied by the three month USD LIBOR.                   58,000           11/3/05               (43)

Agreement with Credit Suisse First Boston
International dated October 30, 2003 to receive
semi-annually the notional amount multiplied by
4.764% and pay quarterly the notional amount
multiplied by the three month USD LIBOR.                  670,000           11/3/13             4,821

Agreement with Credit Suisse First Boston
International dated November 3, 2003 to receive
semi-annually the notional amount multiplied by
4.7725% and pay quarterly the notional amount
multiplied by the three month USD LIBOR.                1,036,000           11/5/13             7,922

Agreement with Credit Suisse First Boston
International dated November 3, 2003 to pay
semi-annually the notional amount multiplied by
2.2525% and receive quarterly the notional amount
multiplied by the three month USD LIBOR.                1,355,000           11/7/05               590

Agreement with Credit Suisse First Boston
International dated November 5, 2003 to receive
semi-annually the notional amount multiplied by
2.21% and pay quarterly the notional amount
multiplied by the three month USD LIBOR.                3,946,000           11/7/05            (5,225)

Agreement with Credit Suisse First Boston
International dated November 5, 2003 to receive
semi-annually the notional amount multiplied by
4.718% and pay quarterly the notional amount
multiplied by the three month USD LIBOR.               $2,507,000           11/7/13            $7,379

Agreement with Credit Suisse First Boston
International dated November 17, 2003 to pay
semi-annually the notional amount multiplied by
4.555% and receive quarterly the notional amount
multiplied by the three month USD LIBOR.                  676,000          11/19/13             8,018
------------------------------------------------------------------------------------------------------
                                                                                              $28,918
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities
November 30, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $60,271,592
of securities on loan (identified cost $2,713,312,437)
(Note 1)                                                       $3,139,117,777
-------------------------------------------------------------------------------
Cash                                                                3,171,937
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           7,055,613
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              2,795,740
-------------------------------------------------------------------------------
Receivable for securities sold                                     41,318,663
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                           151,782
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                17,996
-------------------------------------------------------------------------------
Total assets                                                    3,193,629,508

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                  35,918
-------------------------------------------------------------------------------
Payable for securities purchased                                   51,978,338
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         14,983,466
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        3,922,874
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            689,216
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                119,735
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              879
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,491,931
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                              122,864
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $7,207) (Note 1)                                               2,777
-------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable
$35,161,719) (Note 1)                                              35,087,956
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 62,044,555
-------------------------------------------------------------------------------
Other accrued expenses                                                296,766
-------------------------------------------------------------------------------
Total liabilities                                                 170,777,275
-------------------------------------------------------------------------------
Net assets                                                     $3,022,852,233

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $2,811,796,639
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       11,646,574
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)            (226,461,438)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                        425,870,458
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $3,022,852,233

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,757,847,888 divided by 118,481,649 shares)                         $14.84
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.84)*                $15.75
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($696,081,041 divided by 47,312,704 shares)**                          $14.71
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($68,064,513 divided by 4,611,699 shares)**                            $14.76
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($132,718,318 divided by 9,012,216 shares)                             $14.73
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $14.73)*                $15.26
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($487,325 divided by 32,909 shares)                      $14.81
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($367,653,148 divided by 24,775,929 shares)              $14.84
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended November 30, 2003

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $355,124)                        $62,280,337
-------------------------------------------------------------------------------
Interest                                                            8,093,798
-------------------------------------------------------------------------------
Securities lending                                                     53,092
-------------------------------------------------------------------------------
Total investment income                                            70,427,227

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   13,509,946
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      4,632,950
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             63,959
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       29,605
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               4,021,931
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               5,994,986
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 524,573
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 860,375
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     585
-------------------------------------------------------------------------------
Other                                                               1,954,482
-------------------------------------------------------------------------------
Total expenses                                                     31,593,392
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (634,734)
-------------------------------------------------------------------------------
Net expenses                                                       30,958,658
-------------------------------------------------------------------------------
Net investment income                                              39,468,569
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                  (86,253,029)
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       340,902
-------------------------------------------------------------------------------
Net realized loss on credit default contracts (Notes 1)               (18,655)
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                  195,141
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)           580,947
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                     17,996
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, credit default contracts, and TBA
sale commitments during the year                                  438,184,314
-------------------------------------------------------------------------------
Net gain on investments                                           353,047,616
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $392,516,185
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                             Year ended
                                                             November 30
Increase in net assets                                  2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $39,468,569      $30,535,818
-------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                            (85,154,694)    (129,419,518)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                               438,202,310      (84,267,420)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        392,516,185     (183,151,120)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
   Class A                                       (24,687,313)     (18,192,028)
-------------------------------------------------------------------------------
   Class B                                        (5,145,838)      (3,196,884)
-------------------------------------------------------------------------------
   Class C                                          (451,360)        (235,689)
-------------------------------------------------------------------------------
   Class M                                        (1,240,998)        (833,256)
-------------------------------------------------------------------------------
   Class R                                            (1,424)              --
-------------------------------------------------------------------------------
   Class Y                                        (4,068,744)      (1,897,912)
-------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                                --       (2,345,993)
-------------------------------------------------------------------------------
   Class B                                                --       (1,024,489)
-------------------------------------------------------------------------------
   Class C                                                --          (60,686)
-------------------------------------------------------------------------------
   Class M                                                --         (142,422)
-------------------------------------------------------------------------------
   Class Y                                                --         (183,949)
-------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                --      (15,355,732)
-------------------------------------------------------------------------------
   Class B                                                --       (6,706,294)
-------------------------------------------------------------------------------
   Class C                                                --         (397,247)
-------------------------------------------------------------------------------
   Class M                                                --         (938,998)
-------------------------------------------------------------------------------
   Class Y                                                --       (1,204,123)
-------------------------------------------------------------------------------
Increase from capital share transactions
-------------------------------------------------------------------------------
(Note 4)                                         458,188,936      461,103,585
-------------------------------------------------------------------------------
Total increase in net assets                     815,109,444      225,236,763

Net assets
-------------------------------------------------------------------------------
Beginning of year                              2,207,742,789    1,982,506,026
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $11,646,574 and
$8,236,325, respectively)                     $3,022,852,233   $2,207,742,789
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                          Year ended November 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $13.15          $14.62          $14.86          $15.76          $16.94
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .23             .23             .23             .26             .26
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.67           (1.30)           (.13)            .62             .37
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.90           (1.07)            .10             .88             .63
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.21)           (.19)           (.25)           (.25)           (.24)
---------------------------------------------------------------------------------------------------------------------------------
From net
realized gain on investments                                  --            (.21)           (.09)          (1.53)          (1.57)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.21)           (.40)           (.34)          (1.78)          (1.81)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $14.84          $13.15          $14.62          $14.86          $15.76
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     14.64           (7.52)            .70            6.81            4.16
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                        $1,757,848      $1,395,261      $1,247,244      $1,074,958      $1,150,143
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.02            1.00             .97             .96             .94
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.70            1.65            1.55            1.88            1.62
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     65.45           59.27 (d)       70.40 (d)       74.41          112.36
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                          Year ended November 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $13.05          $14.51          $14.75          $15.64          $16.83
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .13             .12             .12             .16             .14
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.65           (1.29)           (.13)            .62             .36
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.78           (1.17)           (.01)            .78             .50
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.12)           (.08)           (.14)           (.14)           (.12)
---------------------------------------------------------------------------------------------------------------------------------
From net
realized gain on investments                                  --            (.21)           (.09)          (1.53)          (1.57)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.12)           (.29)           (.23)          (1.67)          (1.69)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $14.71          $13.05          $14.51          $14.75          $15.64
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     13.72           (8.22)           (.06)           6.06            3.34
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $696,081        $520,369        $535,367        $469,748        $631,736
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.77            1.75            1.72            1.71            1.69
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    .95             .90             .80            1.13             .87
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     65.45           59.27 (d)       70.40 (d)       74.41          112.36
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          For the
                                                                                                                          period
                                                                                                                          Feb. 1,
                                                                                                                         1999+ to
Per-share                                                                  Year ended November 30                         Nov. 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $13.10          $14.56          $14.81          $15.71          $15.76
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .13             .12             .12             .16             .13
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.65           (1.28)           (.13)            .62            (.02)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.78           (1.16)           (.01)            .78             .11
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.12)           (.09)           (.15)           (.15)           (.16)
---------------------------------------------------------------------------------------------------------------------------------
From net
realized gain on investments                                  --            (.21)           (.09)          (1.53)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.12)           (.30)           (.24)          (1.68)           (.16)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $14.76          $13.10          $14.56          $14.81          $15.71
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     13.70           (8.15)           (.06)           6.02             .68*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $68,065         $40,600         $31,813         $15,380         $13,092
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.77            1.75            1.72            1.71            1.40*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    .93             .90             .80            1.13             .74*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     65.45           59.27 (d)       70.40 (d)       74.41          112.36
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                          Year ended November 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $13.06          $14.52          $14.76          $15.66          $16.85
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .14             .25             .16             .19             .18
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.68           (1.38)           (.13)            .62             .36
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.82           (1.13)            .03             .81             .54
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.15)           (.12)           (.18)           (.18)           (.16)
---------------------------------------------------------------------------------------------------------------------------------
From net
realized gain on investments                                  --            (.21)           (.09)          (1.53)          (1.57)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.15)           (.33)           (.27)          (1.71)          (1.73)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $14.73          $13.06          $14.52          $14.76          $15.66
---------------------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(b)                                  14.05           (7.93)            .20            6.28            3.60
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $132,718         $99,382         $70,250         $50,033         $60,128
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.52            1.50            1.47            1.46            1.44
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.20            1.16            1.05            1.38            1.12
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     65.45           59.27 (d)       70.40 (d)       74.41          112.36
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
----------------------------------------------------------------------------------------------------------------------
                                                                                                            For the
                                                                                                            period
                                                                                                          January 21,
                                                                                                           2003+ to
Per-share                                                                                                   Nov. 30
operating performance                                                                                        2003
----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                        $12.90
----------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                                     .18
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                          1.89
----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                        2.07
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                            (.16)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                          (.16)
----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                              $14.81
----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                      16.16*
----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                               $487
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                    1.09*
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                    1.24*
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                      65.45
----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                          Year ended November 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $13.16          $14.62          $14.86          $15.76          $16.94
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .26             .19             .27             .29             .31
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.66           (1.22)           (.13)            .63             .36
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.92           (1.03)            .14             .92             .67
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.24)           (.22)           (.29)           (.29)           (.28)
---------------------------------------------------------------------------------------------------------------------------------
From net
realized gain on investments                                  --            (.21)           (.09)          (1.53)          (1.57)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.24)           (.43)           (.38)          (1.82)          (1.85)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $14.84          $13.16          $14.62          $14.86          $15.76
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     14.83           (7.22)            .96            7.08            4.42
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $367,653        $152,130         $97,831         $42,898         $50,150
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                    .77             .75             .72             .71             .69
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.90            1.91            1.77            2.13            1.87
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     65.45           59.27 (d)       70.40 (d)       74.41          112.36
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
November 30, 2003

Note 1
Significant accounting policies

Putnam Equity Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are recognized as part of interest income. A portion of the payments received or made upon early termination are recognized as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end are listed after The fund's portfolio.

H) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Credit default contracts outstanding at period end are listed after The fund's portfolio.

I) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end are listed after The fund's portfolio.

K) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At November 30, 2003, the value of securities loaned amounted to $60,271,592. The fund received cash collateral of $62,044,555 which is pooled with collateral of other Putnam funds into 32 issuers of high grade short-term investments.

L) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2003, the fund had a capital loss carryover of $171,382,026 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
---------------------------------
 $104,225,075   November 30, 2010
   67,156,951   November 30, 2011

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, nontaxable dividends, defaulted bond interest, unrealized and realized gains and losses on certain futures contracts and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2003, the fund reclassified $462,643 to decrease undistributed net investment income and $5 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $462,648.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $434,438,273
Unrealized depreciation            (63,666,207)
                                  ------------
Net unrealized appreciation        370,772,066
Undistributed ordinary income      $11,570,866
Capital loss carryforward         (171,382,026)
Cost for federal income
tax purposes                    $2,768,345,711

Note 2
Management fees, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2003, the fund's expenses were reduced by $634,734 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,325 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended November 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $923,533 and $11,065 from the sale of class A and class M shares, respectively, and received $1,462,021 and $12,617 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2003, Putnam Retail Management, acting as underwriter, received $6,780 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended November 30, 2003, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $2,077,028,221 and $1,559,762,827, respectively. Purchases and sales of U.S. government obligations aggregated $58,810,056 and $91,825,599, respectively.

Written option transactions during the year are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                           --               $--
----------------------------------------------------------------
Options opened                       5,016,135           806,141
Options exercised                     (502,632)         (412,129)
Options expired                       (443,503)         (195,141)
Options closed                      (4,070,000)         (198,871)
----------------------------------------------------------------
Written options
outstanding at
end of year                                 --               $--
----------------------------------------------------------------

Note 4
Capital shares

At November 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         54,989,723      $731,075,459
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,716,604        22,765,571
----------------------------------------------------------------
                                    56,706,327       753,841,030

Shares repurchased                 (44,304,647)     (609,548,916)
----------------------------------------------------------------
Net increase                        12,401,680      $144,292,114
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         48,815,430      $672,539,410
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,311,678        32,645,364
----------------------------------------------------------------
                                    51,127,108       705,184,774

Shares repurchased                 (30,377,303)     (410,107,001)
----------------------------------------------------------------
Net increase                        20,749,805      $295,077,773
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         23,532,196      $312,225,089
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       348,729         4,589,054
----------------------------------------------------------------
                                    23,880,925       316,814,143

Shares repurchased                 (16,436,399)     (221,696,424)
----------------------------------------------------------------
Net increase                         7,444,526       $95,117,719
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         21,892,637      $299,035,852
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       682,803         9,682,661
----------------------------------------------------------------
                                    22,575,440       308,718,513

Shares repurchased                 (19,609,338)     (265,102,615)
----------------------------------------------------------------
Net increase                         2,966,102       $43,615,898
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,918,421       $39,194,664
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        28,881           382,818
----------------------------------------------------------------
                                     2,947,302        39,577,482

Shares repurchased                  (1,435,864)      (19,532,962)
----------------------------------------------------------------
Net increase                         1,511,438       $20,044,520
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,476,431       $34,195,448
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        42,766           605,058
----------------------------------------------------------------
                                     2,519,197        34,800,506

Shares repurchased                  (1,603,926)      (22,102,688)
----------------------------------------------------------------
Net increase                           915,271       $12,697,818
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,213,571       $42,548,452
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        92,102         1,213,742
----------------------------------------------------------------
                                     3,305,673        43,762,194

Shares repurchased                  (1,902,613)      (25,772,166)
----------------------------------------------------------------
Net increase                         1,403,060       $17,990,028
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,178,667       $58,860,807
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       131,345         1,845,825
----------------------------------------------------------------
                                     4,310,012        60,706,632

Shares repurchased                  (1,538,480)      (20,601,941)
----------------------------------------------------------------
Net increase                         2,771,532       $40,104,691
----------------------------------------------------------------

                                 For the period January 21, 2003
                                    (commencement of operations)
                                            to November 30, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             32,930          $463,464
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            95             1,343
----------------------------------------------------------------
                                        33,025           464,807

Shares repurchased                        (116)           (1,625)
----------------------------------------------------------------
Net increase                            32,909          $463,182
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         18,021,036      $246,730,529
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       302,148         4,068,744
----------------------------------------------------------------
                                    18,323,184       250,799,273

Shares repurchased                  (5,111,476)      (70,517,900)
----------------------------------------------------------------
Net increase                        13,211,708      $180,281,373
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,300,599      $101,738,085
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       235,956         3,285,984
----------------------------------------------------------------
                                     7,536,555       105,024,069

Shares repurchased                  (2,665,043)      (35,416,664)
----------------------------------------------------------------
Net increase                         4,871,512       $69,607,405
----------------------------------------------------------------

At November 30, 2003, Putnam, LLC owned 78 class R shares of the fund (0.24% of class R shares outstanding), valued at $1,155.


Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended 11/30/03, the fund hereby designates 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to December 2003, he was a Director of The Providence Journal Co. (a newspaper publisher). Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of November 30, 2003, there were 101 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. Certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase. See a prospectus for details.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund+*
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund [DOUBLE DAGGER]
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [DOUBLE DAGGER]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

+ Closed to new investors.

[DOUBLE DAGGER] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN020-203447  012/192/626  1/04

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Equity Income Fund
Supplement to Annual Report dated 11/30/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 11/30/03

                                                                        NAV

1 year                                                                14.83%
5 years                                                               20.26
Annual average                                                         3.76
10 years                                                             182.71
Annual average                                                        10.95
Life of fund (since class A inception, 6/15/77)
Annual average                                                        10.91

Share value:                                                            NAV

11/30/02                                                             $13.16
11/30/03                                                             $14.84

----------------------------------------------------------------------------

Distributions:     No.        Income        Capital gains             Total
                    4         $0.24              --                   $0.24

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 23, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: January 23, 2004



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: January 23, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 23, 2004